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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

NII HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF STOCKHOLDERS

July 15, 2019

DEAR FELLOW STOCKHOLDERS:

You are invited to attend the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of NII Holdings, Inc. (the "Company"), which is to be held on August 20, 2019 at 2:00 p.m. Eastern Time at the Hyatt Regency Reston, located at 1800 Presidents Street, Reston, Virginia 20190 (703-709-1234). At the Annual Meeting, you will be asked to (1) elect seven directors to serve a one-year term, (2) cast an advisory vote on executive compensation, (3) consider and vote on a proposal to amend our 2015 Incentive Compensation Plan to increase the number of shares available to be issued thereunder, (4) consider and vote on a proposal to amend and restate our Fifth Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation to reduce the minimum number of directors of the Company from three directors to one director, and (5) ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2019.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. You can vote by signing, dating and returning the enclosed proxy card. Also, eligible stockholders may vote by telephone or over the Internet. Instructions for using these convenient services are set forth in the instructions for voting that are attached to the enclosed proxy card or voting instruction form. Beneficial owners of shares of our common stock held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible.

The proxy statement and the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018 are available at www.proxyvote.com.

Thank you for your ongoing support of NII Holdings, Inc.

Sincerely,

Kevin L. Beebe
Chair of the Board of Directors

NII Holdings, Inc.
12110 Sunset Hills Road, Suite 600
Reston, VA 20190
www.nii.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 20, 2019 at 2:00 p.m. Eastern Time
Hyatt Regency Reston
1800 Presidents Street
Reston, VA 20190
703-709-1234

We will hold the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of NII Holdings, Inc. (the "Company") on August 20, 2019 at 2:00 p.m. Eastern Time at the Hyatt Regency Reston, located at 1800 Presidents Street, Reston, Virginia 20190 (703-709-1234).

At our Annual Meeting, our stockholders will be asked to:

  1.
  Elect seven directors for a one-year term to expire at the 2020 Annual Meeting of Stockholders;

  2.
  Provide an advisory vote to approve the compensation of our named executive officers;

  3.
  Consider and vote on a proposal to amend the Company's 2015 Incentive Compensation Plan to increase the authorized shares thereunder (the "Plan Amendment");

  4.
  Consider and vote on a proposal to amend and restate our Fifth Amended and Restated Bylaws and the Amended and Restated Certificate of Incorporation to reduce the minimum number of directors of the Company from three directors to one director (the "Bylaws and Charter Amendments");

  5.
  Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2019; and

  6.
  Transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors of the Company recommends that you vote FOR the nominees for director; FOR the approval, on an advisory basis, of the compensation of our named executive officers; FOR the Plan Amendment; FOR the Bylaws and Charter Amendments; and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2019.

Only stockholders of record as of July 15, 2019 can vote at the Annual Meeting.

July 15, 2019

By Order of the Board of Directors,

Kevin L. Beebe
Chair of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON AUGUST 20, 2019.

The proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2018 are available at www.proxyvote.com.

1-3	GENERAL INFORMATION

4-9	CORPORATE GOVERNANCE

10-16	BOARD OF DIRECTORS

17-18	DIRECTOR COMPENSATION

19-21	SECURITIES OWNERSHIP

22-41	EXECUTIVE COMPENSATION

42	CEO PAY RATIO

43	AUDIT INFORMATION

44	AUDIT COMMITTEE REPORT

45	PROPOSAL 1 ELECTION OF DIRECTORS

46	PROPOSAL 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION

47-53	PROPOSAL 3 AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

54	PROPOSAL 4 AMENDMENT AND RESTATEMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FIFTH AMENDED AND RESTATED BYLAWS

55	PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

56	STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

57	IMPORTANT INFORMATION

APPENDIX A	PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

APPENDIX B	PROPOSED SIXTH AMENDED AND RESTATED BYLAWS

i

GENERAL INFORMATION

Time and Place of Annual Meeting	The 2019 Annual Meeting of Stockholders (the "Annual Meeting") of NII Holdings, Inc. (the "Company") will be held on August 20, 2019 at 2:00 p.m. Eastern Time at the Hyatt Regency Reston, located at 1800 Presidents Street, Reston, Virginia 20190 (703-709-1234).

Enclosed Materials	Enclosed are the following materials:

•

the proxy statement for the Annual Meeting;

•

the Company's annual report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the "SEC") on March 18, 2019; and

•

the proxy card or vote instruction form for the Annual Meeting.

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the "Board") of proxies to be voted at the Annual Meeting. We commenced mailing this proxy statement and the enclosed form of proxy to our stockholders entitled to vote at the meeting on or about July 16, 2019.

Management Proposals	At the Annual Meeting, our stockholders will be asked to:

•

elect Kevin Beebe, James Continenza, Howard Hoffmann, Richard Knoepfelmacher, Christopher Rogers, Robert Schriesheim and Steven Shindler to the Board to serve for a one-year term expiring at the 2020 Annual Meeting of Stockholders (Proposal 1 on the proxy card);

•

provide an advisory vote on the compensation of the Company's named executive officers (Proposal 2 on the proxy card);

•

consider and vote on a proposal to amend our 2015 Incentive Compensation Plan ("2015 Plan") to increase the number of shares available to be issued thereunder (Proposal 3 on the proxy card);

•

consider and vote on a proposal to amend and restate our Fifth Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation to reduce the minimum number of directors of the Company from three directors to one director (Proposal 4 on the proxy card);

•

ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2019 (Proposal 5 on the proxy card); and

•

take action on any other business that properly comes before the meeting and any adjournment or postponement of the meeting.

Stockholders Entitled to Vote	The holders of common stock at the close of business on July 15, 2019 (the "Record Date") are entitled to receive notice of, to attend and to vote one vote per share on each matter at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

As of the Record Date, there were 101,674,499 shares of common stock outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at the time and place of the Annual Meeting.

How to Vote	Stockholder of Record. If you are a stockholder of record (that is, stockholders who hold their shares in their own name), there are four ways to vote:
In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card.
By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If you are a stockholder of record and a current employee of the Company, you will receive an e-mail containing instructions on how to access our proxy materials and how to vote your shares on the Internet.

Beneficial Owner. If you are a beneficial owner of shares held in street name (that is, shares held in the name of a bank, broker or other holder of record), the materials were forwarded to you by the organization holding your account and there are up to four ways to vote:

In person. If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions to obtain a legal proxy.
Via the Internet. You may be eligible to vote by proxy via the Internet by following the instructions on the vote instruction form.
By Telephone. You may be eligible to vote by proxy via telephone by following the instructions on the vote instruction form.
By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

GENERAL INFORMATION

Quorum	The presence of, by person or by proxy, the holders of a majority of the total number of issued and outstanding shares of common stock that are entitled to vote at the Annual Meeting constitutes a quorum and is necessary for the transaction of business at the Annual Meeting.

An inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders at the Annual Meeting. The inspector will treat valid proxies marked abstain or proxies required to be treated as broker non-votes (which occurs when a broker has not received voting instructions on a matter and either does not vote the shares on that matter or is not entitled to vote on that matter without instruction but has voted on another matter the broker is entitled to vote on) as present for purposes of determining whether there is a quorum at the Annual Meeting.

Voting	All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

Effect of Not Providing Voting Instructions	Stockholder of Record. If you are a stockholder of record and you sign, date and return the enclosed proxy card but do not specify how to vote, then your shares will be voted in accordance with the recommendations of the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof.
If you are a current employee of the Company, you will receive an e-mail containing instructions on how to access our proxy materials and how to vote your shares on the Internet.

Beneficial Owner. If you are a beneficial owner of shares held in street name and hold your shares through a broker, bank or other financial institution, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on a particular matter. Brokers and other nominees have the discretion to vote on routine matters such as Proposal 5, but do not have the discretion to vote on non-routine matters such as Proposals 1 through 4. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 5 and any other routine matters properly presented for a vote at the Annual Meeting. The failure to provide voting instructions to your broker or other nominee will have the same effect as a vote "AGAINST" Proposal 4.

Vote Standard	In uncontested elections, directors are elected if they receive a majority of the votes cast for each director at the Annual Meeting. A majority of the votes cast means that the number of votes cast "for" a director must exceed the number of votes cast "against" that director. Abstentions and broker non-votes will not be counted as votes against a director.
Proposals 2, 3 and 5 require the approval of a majority of the votes cast on the matter, excluding any abstentions or broker non-votes.
Proposal 4 must be approved by the affirmative vote of holders of at least a majority of the shares of our common stock outstanding on the Record Date and entitled to vote on Proposal 4.

Broker Non-Votes and Abstentions	Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as "non-routine" matters. Of the matters scheduled to be voted on at the Annual Meeting, Proposals 1 through 4 are "non-routine" and Proposal 5 is "routine."

While broker non-votes will be treated as present for purposes of determining whether there is a quorum, they will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, a broker non-vote will be counted in order to obtain a quorum, but will not be counted or otherwise affect the outcome of the vote with respect to Proposals 1, 2, 3 and 5. A broker non-vote will have the same effect as a vote "AGAINST" Proposal 4.
Abstentions with respect to Proposal 1 will not be counted as votes either "for" or "against" the director's election.
Abstentions with respect to Proposals 2, 3 and 5 will not be counted as a vote cast or otherwise affect the outcome of the vote with respect to such proposals.
Abstentions will have the same effect as a vote "AGAINST" Proposal 4.

GENERAL INFORMATION

Changing Your Vote	A stockholder has the power to revoke his or her proxy or change his or her vote at any time before the proxy is voted at the Annual Meeting. If your shares are held in street name by a broker, bank or other financial institution, you must contact that institution to change your vote. If you are a stockholder of record, you can revoke your proxy or change your vote in one of five ways:

•

you can send a signed written notice of revocation to our corporate secretary at the address noted below to revoke your proxy;

•

you can send a completed proxy card bearing a later date than your original proxy to us indicating the change in your vote;

•

you can vote again on a later date on the Internet or by telephone (only your latest proxy submitted prior to the Annual Meeting will be counted);

•

you can attend the Annual Meeting and vote in person, which will automatically cancel any proxy previously given; or

•

you can revoke your proxy in person at the Annual Meeting, but attendance at the Annual Meeting alone will not revoke any proxy that you have given previously.

If you choose either of the first three methods, we must receive the described notice or proxy no later than the beginning of the Annual Meeting. If you choose the fourth or fifth methods, you will be asked to present documents to establish your identity as a stockholder of the Company. Before the Annual Meeting, any written notice of revocation should be sent to: NII Holdings, Inc., 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190, Attention: General Counsel. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to our General Counsel before a vote is taken. Once voting on a particular matter is completed at the Annual Meeting, you will not be able to revoke your proxy or change your vote as to that matter.

If you are a stockholder of record and a current employee of the Company, you will receive an e-mail containing instructions on how to access our proxy materials and how to vote your shares on the Internet.

Voting Results	The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published in the Company's Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting and can be accessed on the investor relations area of our website at www.nii.com.

Householding	To reduce the Company's printing and mailing costs and minimize the environmental impact of the Company's annual meetings, the Company will deliver a single copy of the proxy materials to multiple stockholders who share the same address unless the Company has received instructions to the contrary from one or more of the stockholders at that address. You may request a separate copy of the proxy materials by writing or calling the Company at the following address and telephone number:
Investor Relations NII Holdings, Inc. 12110 Sunset Hills Road, Suite 600 Reston, VA 20190 703-547-5209
Stockholders who hold shares in street name may contact the organization holding their account to request information about householding.

Cost of Solicitation	The cost of soliciting proxies for the Annual Meeting will be borne by the Company. We have hired Broadridge Financial Solutions, Inc. ("Broadridge") to help us send out the proxy materials and expect Broadridge's fee for this service to be about $25,000. While we do not expect to incur additional solicitation expenses, the Company may incur additional expenses in order to encourage voting on a particular matter. In addition, certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of common stock.

Every stockholder's vote is important. Accordingly, you should sign, date and return the enclosed proxy card, vote via the Internet or by telephone, or provide instructions to your broker or other nominee whether or not you plan to attend the Annual Meeting in person.

CORPORATE GOVERNANCE

INTRODUCTION

We are committed to effective corporate governance and high ethical standards because we believe that these values support our long-term performance. Under our current governance framework, the Board, working with senior management and our stockholders, has implemented the following corporate governance practices to support our values:

Corporate Governance

•
71% Independent Board
•
Independent Chair
•
Independent Audit, Compensation, and Corporate Governance and Nominating Committees

Stockholder Rights

•
Declassified Board in 2017
•
Majority Voting for Directors
•
Stockholder Right to Call Special Meeting

CORPORATE GOVERNANCE FRAMEWORK

The Board is responsible for the oversight of management on behalf of our stockholders, and the Board accomplishes this function acting directly and through its committees. Directors discharge their duties at Board and committee meetings and also through telephone contact and other communications with management and others regarding matters of concern and interest to the Company. In accordance with our policies, our corporate governance is managed under the following structure and details of the roles and responsibilities of each of these elements are outlined further below:

INDEPENDENT BOARD CHAIR

We have an independent Chair of the Board who presides over meetings of the Board and annual meetings of stockholders and serves as a liaison between the Board and senior management. Our leadership structure ensures a strong role for the independent directors in the oversight of the Company and in establishing priorities and procedures for the work of the

CORPORATE GOVERNANCE

Board. The Board recognizes that there is no single generally accepted approach to providing Board leadership and that the Board's leadership structure may vary in the future as circumstances warrant.

BOARD COMMITTEES

The specific roles and responsibilities of the Board's committees are delineated in written charters adopted by the Board for each committee and are reviewed annually by the Corporate Governance and Nominating Committee in accordance with our Corporate Governance Guidelines. As provided in their charters, each committee is authorized to engage or consult from time to time, as appropriate, at our expense, with outside independent legal counsel or other experts or advisors it deems necessary, appropriate or advisable to discharge its duties.

Each member of the Audit, Compensation, and Corporate Governance and Nominating Committees is independent in accordance with the NASDAQ Stock Market ("NASDAQ") listing rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

Below is a summary of the primary responsibilities of each committee.

Audit:

•

Oversight of the quality and integrity of our financial statements and related disclosures, and our accounting, auditing, and reporting practices.

•

Oversight of internal controls over financial reporting.

•

Oversight of the establishment and maintenance by management of programs and controls designed to prevent, deter and detect fraud.

•

Review of our processes to manage financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements.

•

Appointment, replacement, compensation and oversight of the independent registered public accounting firm engaged to prepare and issue audit reports on our financial statements.

•

Oversight of our internal audit function.

Compensation:

•

Review and approve our annual executive compensation and executive compensation program and philosophy.

•

Oversee the administration of our equity-based compensation and other benefit plans and the compensation programs and philosophy for non-executive employees.

•

Approve grants of stock options and stock awards to directors, officers and employees under our stock plan.

Corporate Governance and Nominating:

•

Promote the effective and efficient governance of the Company, including the development and periodic assessment of ethics and corporate governance policies.

•

Assist the Board in the oversight of management succession planning.

•

Oversee the Board and committee annual evaluation process.

•

Develop qualifications for director candidates and recommend to the Board persons to serve as directors and as members of the Board's committees.

CORPORATE GOVERNANCE POLICIES AND PRACTICES

We manage our business and affairs in accordance with the Delaware General Corporation Law and a number of key governance documents, including our Corporate Governance Guidelines, Amended and Restated Certificate of Incorporation, Fifth Amended and Restated Bylaws, Code of Conduct and Business Ethics, and Board Committee Charters. Our Board reevaluates our policies and practices on an ongoing basis to ensure high standards of business conduct that facilitate the Board's execution of its responsibilities. Additional information is provided below regarding key corporate governance and ethics policies and practices that we believe enable us to manage our business in accordance with the highest standards of business practices and in the best interest of our stockholders.

CORPORATE GOVERNANCE
DIRECTOR INDEPENDENCE

In accordance with our Corporate Governance Guidelines, a majority of our Board must be independent as defined by the NASDAQ listing rules and the Exchange Act. On March 11, 2019, the Board determined that the following five of its seven current members (71%) are independent: Kevin Beebe (Chair), James Continenza, Howard Hoffmann, Christopher Rogers and Robert Schriesheim. In making that determination, the Board considered Mr. Shindler's former employment as chief executive officer of the Company and the relationship between Mr. Knoepfelmacher and RK Partners described below in "Certain Relationships and Related Transactions." The Audit, Compensation, and Corporate Governance and Nominating Committees are comprised entirely of independent directors. The positions of principal executive officer and Chair of the Board are not held by the same individual. Kevin Beebe serves as Chair of the Board and Roberto Rittes is the principal executive officer of the Company.

RISK OVERSIGHT

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of the risks that the Company faces in its business. Our Corporate Governance Guidelines set forth the responsibilities of our Board, including the Board's oversight of the Company's risk assessment and risk audit functions and provides for specific actions to mitigate certain risks. The Board regularly reviews information regarding the Company's results of operations and any related trends and other factors contributing to or affecting those results, long-term strategy, financial reporting systems and processes, and access to capital and liquidity, as well as the risks associated with these aspects of the Company's business. The Company's Code of Conduct and Business Ethics establishes standards of conduct for employees that are designed to mitigate risks associated with the Company's and its employees' compliance with legal requirements, foster ethical conduct by employees in dealing with the Company and others, and protect the Company's assets. The Company requires that all employees receive annual training relating to the Code of Conduct and Business Ethics and related policies in order to ensure that employees are familiar with those standards of conduct and to mitigate the risks associated with employees' failure to meet those standards.

CORPORATE GOVERNANCE

In addition, each of the committees of the Board is involved in the assessment of risks relevant to their area of responsibility and the implementation of actions designed to address or mitigate those risks. The types of risks that are considered by the committees and some of the actions taken to address those risks include:

Audit:

•

Risks related to the Company's tax, accounting, financial reporting systems and processes, internal controls, and its legal and regulatory compliance.

•

The committee holds regular meetings with our independent registered public accounting firm, principal accounting officer, vice president of internal audit, chief financial officer, general counsel and management to discuss the risks faced by the Company and the actions being taken to mitigate those risks.

Compensation:

•

Risks relating to the Company's compensation and benefit programs.

•

Historically, the committee retains an independent compensation consultant to assist with its oversight responsibilities and to ensure that the compensation and benefit programs are designed in a manner that aligns the compensation of executives and other employees with the interests of the Company and its stockholders. In 2016 and 2017, the Compensation Committee did not utilize the services of an independent compensation consultant given the determination that no changes would be made to executive officer compensation for 2016 and 2017 and no equity grants would be provided. In 2018, the Compensation Committee utilized the services of Lyons, Benenson & Company Inc. ("Lyons, Benenson"), an independent compensation consultant, in connection with a review of director compensation. The Compensation Committee did not use an independent compensation consultant for executive compensation given the determination that no material changes would be made to executive officer compensation for 2018.

Corporate Governance and Nominating:

•

Risks related to the Company's corporate governance and management.

•

The committee reviews, and implements changes to, the Company's policies relating to corporate governance, ethics and related processes; assists the Board in management succession planning; and selects and recommends individuals nominated to our Board in an effort to ensure that a majority of the members of the Board are independent and have appropriate time, skills and experiences necessary to assist the Board in its oversight role.

In addition, the Company's internal audit group, which reports directly to the chair of the Audit Committee through the vice president and controller, prepares an annual risk assessment that includes a review of risks related to the Company's operations and processes, market and business environment, as well as risks relating to the availability and reliability of information used by management in its decision making. Based on this risk assessment, the internal audit group makes a recommendation to the Audit Committee concerning an annual internal audit plan that identifies the business activities and processes that will be reviewed and analyzed by the internal audit group during the year. The Audit Committee, comprised of Robert Schriesheim (Chair), Kevin Beebe and Howard Hoffmann, approves the risk assessment and annual internal audit plan to be carried out by the internal audit group and receives detailed reports concerning the results of each review, including recommendations made to address risks that are identified and actions taken by management with respect to those recommendations. The Audit Committee also receives quarterly updates concerning the status and outcome of the reviews conducted by the internal audit group pursuant to the annual review plan and the status of actions taken by management to mitigate risks identified in the reviews.

While each of the committees of our Board is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through management and committee reports about risks, our risk assessment and the internal audit group's annual review plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As stated in our Corporate Governance Guidelines and the charter of the Audit Committee, the Audit Committee is responsible for reviewing and approving or ratifying transactions involving the Company and related persons (such as the Company's officers, directors, family members of the officers and directors, and other related parties) in accordance with the

CORPORATE GOVERNANCE

requirements of NASDAQ. In determining whether to approve or ratify a related party transaction, the Audit Committee evaluates whether the transaction is in the best interests of the Company taking into consideration all relevant factors, including, as applicable, the Company's business rationale for entering into the transaction and the fairness of the transaction to the Company. The Audit Committee generally seeks to consider and approve these transactions in advance where practicable, but may also ratify them after the transactions are entered into, particularly in instances where the transactions are entered into in the ordinary course of business or if the transaction is on terms that are consistent with a policy previously approved by the Audit Committee or the Board. In instances where the transaction is subject to renewal or if the Company has the right to terminate the relationship, the Audit Committee expects to periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

The Audit Committee has reviewed and approved an agreement dated October 27, 2016 between the Company's subsidiary, Nextel Telecomunicações Ltda ("Nextel Brazil") and RK Partners, a financial and operational restructuring advisory firm for which Ricardo Knoepfelmacher, a director of the Company, serves as the Managing Partner, for advice relating to the restructuring of the Company's outstanding debt. The agreement, as amended, provides for fixed monthly payments of R$330,000, or $103,474 based on the average exchange rate of 3.1892 Brazilian Reais to 1.00 U.S. Dollar for the year ended December 31, 2017 (the "Average Exchange Rate") and a success fee of R$12,000,000, or $3,762,699 based on the Average Exchange Rate, less 50% of the monthly payments made through March 2017 and 100% of the monthly payments made starting in April 2017. For services provided in 2017, Nextel Brazil paid RK Partners fixed monthly payments totaling R$3,914,122, or $1,227,305 based on the Average Exchange Rate, including taxes. The project was successfully completed in January 2018 with amendments to Nextel Brazil's credit facilities that included the deferral of substantially all principal payments for the first 48 months from effectiveness, an extension of the loan maturity dates to 98 months from the date of effectiveness and a holiday for certain financial covenant compliance until June 30, 2020. In connection with the effectiveness of the amendments, RK Partners was paid a success fee in January 2018 of R$9,354,741, or $2,933,256 based on the Average Exchange Rate. Due to Nextel Brazil's agreement with RK Partners, the Board has determined that Mr. Knoepfelmacher does not meet the independence standards of the NASDAQ listing rules and the Exchange Act.

CODE OF CONDUCT AND BUSINESS ETHICS

The Company's Code of Conduct and Business Ethics covers our directors, officers and employees, including the directors, officers and employees of our operating subsidiaries in Brazil. The Code of Conduct and Business Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Company requires that all employees receive annual training relating to the Code of Conduct and Business Ethics and related policies in order to ensure that employees are familiar with those standards of conduct.

Only the Board or the Audit Committee may consider a waiver of the Code of Conduct and Business Ethics for an executive officer or director. If a provision of the Code of Conduct and Business Ethics is materially modified, or if a waiver of the Code of Conduct and Business Ethics is granted to a director or executive officer, we will post a notice of such action on the Investor Relations link of our website at www.nii.com. No such waivers were granted during 2016, 2017 or 2018.

HEDGING, SHORT SALE AND PLEDGING POLICIES

The Board has adopted a policy prohibiting all employees (including executive officers and directors) from engaging in any transaction involving our common stock that may be viewed as speculative, including buying or selling puts, calls or options, short sales, hedging transactions or purchases of our common stock on margin.

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Christopher Rogers (Chair), James Continenza and Howard Hoffmann. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. In addition, there are no compensation committee interlocks with other entities with respect to any such member.

AVAILABILITY OF GOVERNANCE INFORMATION

Our governance documents, including the charters of the Audit, Compensation, and Corporate Governance and Nominating Committees, and our Code of Conduct and Business Ethics, may be viewed free of charge on the Investor Relations link of our website at www.nii.com. The charters and our Code of Conduct and Business Ethics may also be obtained by writing to us at NII Holdings, Inc., 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190, Attention: Investor Relations.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

As provided for in our Corporate Governance Guidelines, stockholders may communicate directly with the Board by electronic mail sent to boardinquiries@nii.com or by regular mail sent to the address below. The Board has instructed the Board Communications Designee to examine incoming communications to determine whether the communications are relevant to the Board's roles and responsibilities. The Board has authorized the Board Communications Designee to disregard or discard inappropriate communications such as spam, business solicitations or advertisements, resumes or similar communications. The Board Communications Designee will forward any service inquiries or complaints to the appropriate groups within the Company for processing and response.

The Board Communications Designee will review all appropriate communications and report such communications to the chair of the Corporate Governance and Nominating Committee, the Board, or the independent directors, as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source. Communications relating to the Company's accounting, internal accounting controls or auditing matters will be referred promptly to members of the Audit Committee. Stockholder communications to the Board should be sent to:

Shana C. Smith
Board Communications Designee
NII Holdings, Inc.
12110 Sunset Hills Road, Suite 600
Reston, VA 20190

BOARD OF DIRECTORS

GENERAL

Our Board consists of seven directors. Each of the directors of the Board was appointed in connection with our plan of reorganization, which became effective on our emergence from our Chapter 11 bankruptcy proceedings on June 26, 2015, and determined to be qualified to serve on the Board by The Capital Group Companies, Inc. ("Capital Group"), Aurelius Capital Management, LP ("Aurelius") and the informal group of holders of notes issued by NII International Telecom (the "LuxCo Group"), the creditors who had the right to make the appointments. Pursuant to the plan of reorganization, our former chief executive officer, who was a member of our Board and our chief executive officer when we filed a voluntary petition seeking relief under Chapter 11 of the U.S. Bankruptcy Code in September 2014, was appointed to our Board. In addition, Capital Group designated three of our directors, Aurelius designated one director and the LuxCo Group designated two of our directors who comprise our current seven-member Board. All directors are elected annually and the current term for all of our directors expires at the Annual Meeting.

Each of our directors brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including:

•
experience in senior executive positions in the telecommunications and other industries and service on the board of directors of other companies, including telecommunications companies;
•
experience in key management and operating roles for large, complex organizations, including technology and manufacturing companies, operators of wireless networks, retailers and companies with international operations and, specifically, operations in Latin America;
•
experience serving on other public company boards, including serving on audit, compensation and other committees responsible for oversight of corporate governance and related issues; and
•
experience in financing, capital markets and strategic transactions, including as executives of public companies with responsibility for capital planning and fundraising; as executives of investment banks and other financial institutions, including investment funds and private equity investment firms; and as investment fund managers.

The Corporate Governance and Nominating Committee and the Board believe that these and the other skills and experiences brought to the Board by its members position the Board to be able to fulfill its oversight role and to evaluate and advise management with respect to a wide variety of matters faced by the Company in its business. We have included a brief description of the experience, qualifications, attributes and skills that led to the conclusion that each director should serve on our Board as part of the directors' biographies below.

BOARD OF DIRECTORS

DIRECTOR NOMINATION PROCEDURES

In evaluating a director candidate, each of the Corporate Governance and Nominating Committee and the Board considers factors that it believes are in the best interests of the Company and its stockholders. In addition, the Corporate Governance and Nominating Committee has adopted guidelines for the evaluation of potential director nominees, which are set forth in its charter. These guidelines set forth standards by which potential nominees for election to our Board will be evaluated and include:

•
the prospective nominee's professional skills and experience;
•
the ability of the prospective nominee to represent the interests of our stockholders;
•
the prospective nominee's reputation, standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee's independence from the Company under the NASDAQ listing rules, and, as applicable, the standards for independence established by the SEC;
•
the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties as a director, taking into account, among other things, the prospective nominee's service on other public company boards; and
•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

The Corporate Governance and Nominating Committee considers gender diversity a critically important component of the Board's composition and intends to work to improve gender diversity as Board seats become available. The Corporate Governance and Nominating Committee also considers diversity of talents, skills and expertise in evaluating potential nominees. In addition, from time to time, the Corporate Governance and Nominating Committee retains third-party search firms to identify qualified director candidates and to assist the committee in evaluating candidates that have been identified by others.

It is the policy of the Corporate Governance and Nominating Committee to consider candidates recommended by stockholders. Any stockholder who would like to suggest or recommend a person for the Board's consideration as a director candidate may do so at any time by writing to the corporate secretary at the address below. A stockholder wishing to formally nominate a person for election as a director must comply with the advance notice provisions in the Company's Fifth Amended and Restated Bylaws. Generally, these provisions require that the corporate secretary receive notice of the nomination not less than 75 calendar days prior to the anniversary of the date for the preceding year's annual meeting. The notice must set forth, as to each nominee, the name, age, business and residential address, principal occupation or employment, class, series and number of securities of the Company owned by such person, the date or dates the securities were acquired, any other information relating to such person that is required to be disclosed in solicitation for proxies or election of directors pursuant to Regulation 14A under the Exchange Act, and a representation that such person meets the qualifications to serve as a director of the Company. The notice must include a completed director questionnaire, which is available from the corporate secretary of the Company, and the nominee's signed consent to serve as a director if elected. The notice must also set forth, among other things, the name and address of, and the number of our common shares owned by, the stockholder giving the notice and the beneficial owner on whose behalf the nomination is made and any other stockholders believed to be supporting such nominee, and a description of any material relationships between the stockholder giving the notice and any other stockholders and the proposed nominee. Additional details regarding the process to be followed by stockholders wishing to nominate a person for election as a director are included in the Company's Fifth Amended and Restated Bylaws, which are available on the Investor Relations page of our website at www.nii.com. Stockholder recommendations and formal nominations should be sent to:

Shana C. Smith
General Counsel and Corporate Secretary
NII Holdings, Inc.
12110 Sunset Hills Road, Suite 600
Reston, Virginia 20190

BOARD OF DIRECTORS
SUMMARY OF QUALIFICATIONS

Each of the directors of the Board was appointed in connection with our plan of reorganization, which became effective on our emergence from our Chapter 11 bankruptcy proceedings on June 26, 2015, and determined to be qualified to serve on the Board by the creditors who had the right to make the appointments. Pursuant to the plan of reorganization, our former chief executive officer was appointed to our Board. In addition, Capital Group designated three of our directors, Aurelius designated one director and the LuxCo Group designated two of our directors who comprise our current seven-member Board.

Below is a summary of certain of the qualifications of the members of our Board that, among other things, led the Corporate Governance and Nominating Committee to conclude that each incumbent director is qualified to serve on the Board and should be nominated for reelection to the Board upon expiration of such director's term. Please review the biographies of our Board below.

	Beebe	Continenza	Hoffmann	Knoepfelmacher	Rogers	Schriesheim	Shindler

Senior executive experience in large, complex organizations	x	x		x	x	x	x

Telecommunications experience	x	x	x	x	x	x	x

Diverse experience in multiple industries	x	x	x	x	x	x

Experience in Brazil or similar Latin American or emerging markets	x	x	x	x	x	x	x

Service on the board of other public companies	x	x		x	x	x

Managerial experience evaluating risks	x	x	x	x	x	x	x

Experience in financial and capital markets and strategic transactions	x	x	x	x	x	x	x

DIRECTOR BIOGRAPHIES
DIRECTORS STANDING FOR REELECTION — TO HOLD OFFICE UNTIL 2020

Kevin L. Beebe

Chair of the Board, NII Holdings, Inc.
President and Chief Executive Officer, 2BPartners, LLC
Independent
Age 60
Director Since 2010
Committees • Audit

Mr. Beebe has served as a director since 2010 and has served as Chair of the Board since 2013. Mr. Beebe has been President and Chief Executive Officer of 2BPartners, LLC, a partnership that provides strategic, financial and operational advice to private equity clients, investors and management, since November 2007. He is also a founder, and has been a senior operating partner since 2014, of Astra Capital, a private equity firm focused on providing capital to technology and telecom companies. Previously, he was the Group President of Operations at ALLTEL Corporation, a telecommunications services company, from 1998 to 2007. Mr. Beebe also serves as a director for Skyworks Solutions, Inc., a semiconductor and wireless handset chip supplier; SBA Communications Corporation, a provider of wireless and broadcast communications infrastructure; and Frontier Communications Corporation, an internet, television and phone service provider.

BOARD OF DIRECTORS

James V. Continenza

Executive Chairman, Eastman Kodak Company
Independent
Age 56
Director Since 2015
Committees • Compensation • Corporate Governance and Nominating

Mr. Continenza has been Executive Chair of Eastman Kodak Company, a provider of imaging products and services, since February 2019. From September 2012 to February 2019, Mr. Continenza served as the Chair and Chief Executive Officer of Vivial Holdings LLC, the parent company of Vivial Inc., a privately held marketing technology and communications company. Prior to joining Vivial Holdings LLC, Mr. Continenza served as President of STi Prepaid, LLC, a telecommunications company, from 2010 to 2011. Prior to that, Mr. Continenza served as Interim Chief Executive Officer of Anchor Glass Container Corp., a leading manufacturer of glass containers; President and Chief Executive Officer of Teligent, Inc., a provider of communications services including voice, data, and internet access; Director of Arch Wireless, Inc., a wireless services provider; and as President and Chief Executive Officer of Lucent Technologies Product Finance, a global leader in telecom equipment. Mr. Continenza has served as a director of Eastman Kodak Company since 2013, and he previously served on the board of Tembec, Inc., a manufacturer of lumber-derived products, from February 2008 to November 2017.

Howard S. Hoffmann

Managing Partner, De Novo Perspectives
Independent
Age 64
Director Since 2015
Committees • Audit • Compensation

Mr. Hoffmann has served as a Managing Partner at De Novo Perspectives, a professional services firm specializing in financial and operational performance improvement, crisis and litigation management, investor and creditor advisory services, and corporate turnaround and restructuring advisory services, since 2008. From 2001 to 2012, Mr. Hoffmann served as a Managing Partner at Nightingale & Associates, LLC, a consulting firm providing financial, business advisory and management services. Mr. Hoffmann also currently serves as Chief Executive Officer of Extend Resources LLC, a business and legal solutions company, Executive Director at Hickey Smith LLP, a multi-state law firm, Executive Director of American Discovery Limited, a business process outsourcing company, and as Vice President of Evolution Pharmacy Services, Inc., a pharmacy services company.

BOARD OF DIRECTORS

Ricardo Knoepfelmacher

Managing Partner, RK Partners
Non-Independent
Age 53
Director Since 2013
Committees • None

Mr. Knoepfelmacher has served on our Board since 2013. Mr. Knoepfelmacher co-founded RK Partners, formerly known as Angra Partners Turnaround, a financial and operational restructuring and turnaround advisory firm, in 2003 and is currently a Managing Partner of the firm. Prior to his service as Managing Partner at RK Partners, Mr. Knoepfelmacher served as Chief Executive Officer of Brasil Telecom from 2005 to 2009 and Chief Executive Officer of Pegasus Telecom from 2000 to 2002. He also worked for Citibank and McKinsey & Company before starting his first company, MGDK & Associados, a restructuring and consulting firm. Mr. Knoepfelmacher also serves as a director for Netshoes (Cayman) Limited., a sports and lifestyle online retailer in Latin America.

Christopher T. Rogers

General Partner, Lumia Capital
Independent
Age 60
Director Since 2015
Committees • Compensation • Corporate Governance and Nominating

Mr. Rogers has been a General Partner at Lumia Capital since 2013. From 1991 until 2012, Mr. Rogers held various executive positions with Sprint Corporation and Nextel Communications, Inc. Most recently, Mr. Rogers served as Senior Vice President, Corporate Development and Spectrum, at Sprint, where he oversaw mergers, acquisitions, divestitures, equity investments and joint ventures and was responsible for management and oversight of wireless spectrum licenses and Sprint's portfolio of emerging technology investments. Mr. Rogers serves as a director of Digital Turbine, Inc., a provider of mobile products that enable the monetization of mobile content.

BOARD OF DIRECTORS

Robert A. Schriesheim

Director
Independent
Age 58
Director Since 2015
Committees • Audit • Corporate Governance and Nominating

Mr. Schriesheim is Chair of Truax Partners LLC through which he partners with and advises institutional investors and boards while also serving as a director of public and private companies typically undergoing strategic and financial transformations. Previously, he served as the Executive Vice President and Chief Financial Officer of Sears Holdings Corporation from August 2011 to October 2016. Prior to that, Mr. Schriesheim served as Chief Financial Officer of Hewitt Associates, Inc., a global human resources consulting and outsourcing company, from January 2010 to October 2010. From October 2006 to January 2010, he served as Executive Vice President and Chief Financial Officer of Lawson Software, Inc., an ERP software provider. Prior to joining Lawson Software, Mr. Schriesheim held executive positions at ARCH Development Partners, Global TeleSystems, SBC Equity Partners, Ameritech, AC Nielsen and Brooke Group Ltd. Mr. Schriesheim currently serves as a director of the following companies: Houlihan Lokey, Inc., a global investment bank, where he serves as the chair of the audit committee and as a member of the compensation committee; Skyworks Solutions, Inc., a semiconductor and wireless handset chip supplier, where he is the chair of the audit committee; and Frontier Communications Corporation, an internet, television and phone service provider, where he is the chair of the finance committee.

Steven M. Shindler

Director
Non-Independent
Age 56
Director Since 1997
Committees • None

Mr. Shindler has served as the Chief Financial Officer of VectolQ Acquisition Corp., a company formed to effect a business transaction in the industrial technology, transportation and smart mobility industries, since 2018. Prior to joining VectolQ, Mr. Shindler served as Chief Executive Officer of the Company from December 2012 until August 2017 and has served as a director since 1997 (including as Chair of the Board from 2002 to 2013). Prior to his most recent appointment as Chief Executive Officer, Mr. Shindler served as Executive Chair of the Company from February 2008 to July 2012 and as Chief Executive Officer from 2000 until February 2008. Mr. Shindler also served as Executive Vice President and Chief Financial Officer of Nextel Communications from 1996 until 2000. From 1987 to 1996, Mr. Shindler was an officer with Toronto Dominion Bank, where he was a managing director in its communications finance group. Mr. Shindler is also a founding partner of RIME Communications Capital, a firm that invests in early stage media, tech and telecommunications companies.

BOARD OF DIRECTORS

BOARD AND COMMITTEE MEMBERSHIP AND ATTENDANCE
MEETING ATTENDANCE

The Board held 13 meetings in 2018, with each member of the Board attending over 75% of the meetings of the Board and the committees on which he serves, except for Ricardo Knoepfelmacher, who attended more than two-thirds of the meetings of the Board. In addition to attending formal meetings, directors also fulfilled their responsibilities in 2018 by meeting informally on a regular basis, through informal and regular meetings with management and legal and financial advisors. The Company encourages members of the Board to attend the Annual Meeting, and all of our directors attended the 2018 Annual Meeting of Stockholders.

COMMITTEE MEMBERSHIP

The standing committees of the Board are the Audit, Compensation, and Corporate Governance and Nominating Committees. Current membership of the Board and each standing committee and the number of formal meetings of the Board and each standing committee in 2018 was as follows:

Name		Board	Audit	Compensation	Corporate Governance and Nominating

Steven Shindler		•

Kevin Beebe	I, A	C	•

James Continenza	I	•		•	C

Howard Hoffmann	I, A	•	•	•

Ricardo Knoepfelmacher		•

Christopher Rogers	I	•		C	•

Robert Schriesheim	I, A	•	C		•

TOTAL NUMBER OF MEETINGS IN 2018		13	6(1)	6	3

I: Independent            A: Audit Committee Financial Expert            C: Chair

(1)
During 2018, the Audit Committee also held meetings with KPMG LLP, our independent registered public accounting firm, without employees present, and meetings with our vice president of internal audit.
EXECUTIVE SESSIONS OF THE BOARD

As required by our Corporate Governance Guidelines, it is the practice of our Board to have executive sessions where independent directors meet to discuss matters of interest and concern. Executive sessions are held in conjunction with regularly scheduled meetings of the Board and at such other times as the Chair or independent members of the Board determine necessary. During executive sessions, the independent directors occasionally meet with and question our employees outside the presence of employee directors and other members of management and with their outside legal counsel.

DIRECTOR COMPENSATION

FEES PAYABLE TO NON-EMPLOYEE DIRECTORS

Each of our non-employee directors other than Mr. Shindler receives an annual retainer for serving on the Board. In addition, our non-employee directors other than Mr. Shindler receive additional fees for their service on committees. Our director compensation for 2018 consisted of the following components:

Board:

Annual Retainer	$70,000

Annual Non-Executive Chair	$45,000

Committees:

Committee Chairs	$5,000

Audit Committee	$25,000

Compensation Committee	$20,000

Corporate Governance and Nominating Committee	$15,000

We pay all retainers in arrears in quarterly installments. We also reimburse directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other related expenses. We do not provide any additional compensation to employees who serve as a director or a committee member during periods in which they are also employees.

On August 1, 2017, Mr. Shindler stepped down as Chief Executive Officer of the Company. During his tenure as Chief Executive Officer and member of the Board, Mr. Shindler did not receive any additional compensation for his service as a director. Mr. Shindler continues to serve as a member of the Board and serves as the direct line of reporting for the executive team on behalf of the Board. Mr. Shindler receives $200,000 per year paid bi-weekly and health benefits in connection with this role. In addition, a grant of restricted stock previously provided to Mr. Shindler on June 26, 2015 and that vested 33 1/3% on each of June 26, 2016, June 26, 2017 and June 26, 2018 remained in place and continued to vest after Mr. Shindler stepped down from his position. Under Mr. Shindler's Separation and Release Agreement, as amended, Mr. Shindler has a change of control benefit of $2,576,784, representing 200% of his annual target bonus as of August 1, 2017 and 18 months of COBRA benefits, should the Company enter into a transaction agreement for a transaction meeting the definition of change of control as defined in the Company's Change of Control Severance Plan on or before July 31, 2019, payable within twenty business days of the closing of such transaction.

In August 2018, directors received grants of restricted stock units pursuant to the 2015 Plan that are scheduled to vest in three equal annual installments beginning on August 17, 2019. In connection with these awards, the Compensation Committee of the Board engaged Lyons, Benenson as its independent compensation consultant, to assist it in evaluating its director compensation program and to select an appropriate peer group of comparable companies for purposes of setting director compensation. Based on the analysis of the peer group's director compensation levels, the Company's director compensation levels had been below the peer group since the Company emerged from bankruptcy in 2015, primarily because the Compensation Committee had not made equity grants to directors in 2016 and 2017 in order to preserve the limited number of shares available under the 2015 Plan. In addition, the Compensation Committee and Lyons, Benenson considered the Company's business and strategy, the evolution and growth of the Company since emergence from bankruptcy, the amount and type of work required of directors since emergence from bankruptcy, the Company's unique situation and level of risk associated with the Company's foreign operations and strategic process, and recent requests by stockholders seeking better alignment of interests between stockholders and directors. In consideration of these and other factors and after consultation and discussion with Lyons, Benenson, the Compensation Committee determined that total director compensation should be above the peer group and awarded 236,996 restricted stock units to each of the directors other than Mr. Shindler, and 33,699 restricted stock units to Mr. Shindler, due to Mr. Shindler's director compensation package and Mr. Shindler's Separation and Release Agreement and the potential change of control payment available under that agreement. Although awarded in 2018, these grants were intended to cover equity awards for 2018, 2019 and 2020.

DIRECTOR COMPENSATION

As previously disclosed by the Company, on June 27, 2019, our stockholders approved of the sale of substantially all of the assets of the Company through a sale of the Company's operations in Brazil to América Móvil, S.A.B. de C.V. (the "Sale") and the future liquidation and dissolution of the Company following the consummation of the Sale (the "Dissolution").

The Sale and the Dissolution will meet the definition of a Change of Control under the 2015 Plan, and the then unvested restricted stock units will vest upon the closing of the Sale. Assuming a value of $1.80 (the closing market price of our common stock on July 12, 2019) for each unvested restricted stock unit and assuming that the Sale is completed after August 17, 2019 (the first year vesting date) but before August 17, 2020 (the second year vesting date), the value of the accelerated vesting of restricted stock units is $40,439 for Mr. Shindler and is $284,395 for each of our other directors.

At vesting, restricted stock units may be settled in cash or in shares of common stock at the election of the Compensation Committee of the Board. Restricted stock units settled in shares of common stock count against the total number of shares available for issuance pursuant to the 2015 Plan by 1.5 shares of common stock for every one share of common stock issued to settle the award. Restricted stock units settled in cash do not count against the total number of shares available for issuance pursuant to the 2015 Plan. The Company does not currently have sufficient shares available under the 2015 Plan to settle its outstanding awards of restricted stock units with shares pursuant to the 2015 Plan. As described under the heading "Proposal 3 — Amendment to 2015 Incentive Compensation Plan" below, the Company is requesting stockholder approval for additional shares for the 2015 Plan so that outstanding grants of restricted stock units may be settled with shares of common stock.

DIRECTOR COMPENSATION TABLE

In the table and discussion below, we summarize the compensation paid to our non-employee directors.

DIRECTOR COMPENSATION FISCAL YEAR 2018

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

Kevin Beebe	140,000	1,293,998	1,433,998

James Continenza	110,000	1,293,998	1,403,998

Howard Hoffmann	115,000	1,293,998	1,408,998

Ricardo Knoepfelmacher	70,000	1,293,998	1,363,998

Christopher Rogers	110,000	1,293,998	1,403,998

Robert Schriesheim	115,000	1,293,998	1,408,998

Steven Shindler(2)	221,159	183,997	405,156

(1)
The amounts in this column reflect the grant date fair value of restricted stock unit awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). On August 17, 2018, we provided each director other than Mr. Shindler with a grant of 236,996 shares of restricted stock units that vest 33 1/3% on each of August 17, 2019, August 17, 2020 and August 17, 2021. The grant date fair value was $5.46 per share. The dollar value of the restricted stock units subject to those grants, based on the $1.80 closing price of a share of our common stock as reported on the NASDAQ on July 12, 2019, was $426,593. Mr. Shindler received a grant of 33,699 shares of restricted stock units. At vesting, restricted stock units may be settled in cash or in shares of common stock at the election of the Compensation Committee of the Board.

(2)
Fees Earned or Paid in Cash include $21,159 of the Company's portion of health benefits.

SECURITIES OWNERSHIP

SECURITIES OWNERSHIP OF DIRECTORS AND MANAGEMENT

In the table and the related footnotes below, we list the amount and percentage of shares of our common stock that are deemed under the rules of the SEC to be beneficially owned on July 12, 2019 by:

•
each person who served as one of our directors as of that date;
•
each of the named executive officers; and
•
all directors and executive officers as a group.

	Shares Covered by

Name of Beneficial Owner	Shares Owned and Vested Options(1)	Restricted Stock Units to Vest(2)	Percent of Class(3)

Kevin Beebe	11,607	78,999	*

Howard Hoffmann	11,607	78,999	*

James Continenza	11,607	78,999	*

Ricardo Knoepfelmacher	11,607	78,999	*

Christopher Rogers	11,607	78,999	*

Robert Schriesheim	11,607	78,999	*

Steven Shindler	88,309	11,233	*

Roberto Rittes	889,840	—	*

Daniel Freiman	155,211	57,387	*

Shana Smith	153,934	57,387	*

All directors and executive officers as a group (10 persons)	1,356,936	600,001	*

*
Indicates ownership of less than 1%

(1)
Includes common stock currently owned and options exercisable on or within 60 days of July 12, 2019.

(2)
Indicates restricted stock units that will vest and may be settled in shares of the Company's common stock or cash equal to the fair market value thereof on or within 60 days of July 12, 2019.

(3)
Based on the total number of shares reflected in columns one and two and 101,674,499 shares of our common stock outstanding on July 12, 2019.

SECURITIES OWNERSHIP

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our equity securities. Based solely upon a review of Forms 3 and 4 furnished to us under Rule 16a-3(e) during 2018, Forms 5 furnished to us during 2018, and written representations of our directors and executive officers that no additional Form 5 filings were required, we believe that all directors, executive officers and beneficial owners of more than 10% of our common stock have filed with the SEC on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

PRINCIPAL STOCKHOLDERS

The table below lists each person or group, as that term is used in Section 13(d)(3) of the Exchange Act, known by us to be the beneficial owner of more than 5% of our outstanding common stock as of July 12, 2019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Principal Stockholders

683 Capital Management, LLC(2) 3 Columbus Circle, Suite 2205 New York, NY 10019	13,163,432	13.0%

Joseph D. Samberg(3) 1091 Boston Post Road Rye, NY 10580	12,362,133	12.2%

New Generation Advisors, LLC(4) 13 Elm Street, Suite 2 Manchester, MA 01944	6,009,190	5.9%

Whitefort Capital Master Fund, LP(5) 780 Third Avenue, 26th Floor New York, NY 10017	5,481,174	5.4%

Mangrove Partners Master Fund, Ltd.(6) c/o Maples Corporate Services, Ltd. P.O. Box 309 Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands KY1-1104	5,179,868	5.1%

(1)
Based on 101,674,499 shares of common stock issued and outstanding on July 12, 2019.

(2)
According to a Schedule 13G/A filed with the SEC on February 14, 2019, 683 Capital Management, LLC, 683 Capital Partners, LP and Ari Zweiman have shared voting and shared dispositive power with respect to 13,163,432 shares of our common stock.

(3)
According to a Schedule 13G/A filed with the SEC on December 4, 2018, Joseph D. Samberg has sole voting and sole dispositive power with respect to 12,362,133 shares of our common stock, of which 10,096,986 shares are owned by The Joseph D. Samberg Revocable Trust, for which Mr. Samberg serves as trustee, and 2,265,147 shares are directly held by an entity controlled by Mr. Samberg.

(4)
According to a Schedule 13G/A filed with the SEC on February 14, 2019, New Generation Advisors, LLC, George Putnam III, Michael S. Weiner, Darren Beals and F. Baily Dent have shared voting and shared dispositive power with respect to 6,009,190 shares of our common stock. Michael S. Weiner has sole voting power with respect to 14,900 additional shares of our common stock.

(5)
According to a Schedule 13G filed with the SEC on July 1, 2019, Whitefort Capital Master Fund, LP, Whitefort Capital Management, LP, David Salanic and Joseph Kaplan have shared voting and shared dispositive power with respect to 5,481,174 shares of our common stock. The shares are held by Whitefort

SECURITIES OWNERSHIP

  Capital Master Fund, LP and beneficial ownership is claimed by Whitefort Capital Management, LP, which acts as the investment manager of Whitefort Capital Master Fund, LP, and each of Messrs. Salanic and Kaplan, who serve as a Co-Managing Partner of Whitefort Capital Management.

(6)
According to a Schedule 13G filed with the SEC on May 23, 2019, Mangrove Partners Master Fund, Ltd., Mangrove Partners and Nathaniel August have shared voting and shared dispositive power with respect to 5,179,868 shares of our common stock. The shares are held by Mangrove Partners Master Fund, Ltd. and beneficial ownership is claimed by Mangrove Partners, which serves as the investment manager of Mangrove Partners Master Fund, Ltd., and Nathaniel August, who is the principal of Mangrove Partners.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is responsible for the development, oversight and implementation of our compensation program for executive officers and is committed to a philosophy that links a significant portion of each executive's compensation to performance.

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this report and discussed it with our management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in our proxy statement for the 2019 Annual Meeting of Stockholders.

Compensation Committee

Christopher T. Rogers, Chair
James V. Continenza
Howard S. Hoffmann

COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION

This Compensation Discussion and Analysis provides the principles, objectives, structure, analysis and determinations of the Compensation Committee with respect to the 2018 compensation of the following named executive officers:

•
Roberto Rittes, Chief Executive Officer of Nextel Brazil and Principal Executive Officer of the Company(1)
•
Daniel Freiman, Vice President and Chief Financial Officer of the Company
•
Shana Smith, Vice President, General Counsel and Corporate Secretary of the Company

(1)
Mr. Rittes is employed by Nextel Telecomunicações Ltda. ("Nextel Brazil"), our wholly owned subsidiary. In 2018, Mr. Rittes' salary and annual bonus were paid in Brazilian Reais. The compensation amounts provided in this Compensation Discussion and Analysis and disclosed in the Summary Compensation Table are based on the average exchange rate for the year ended December 31, 2018, which was 3.66 Brazilian Reais to 1.00 U.S. Dollar.

EXECUTIVE COMPENSATION

EXECUTIVE OFFICER BIOGRAPHIES
EXECUTIVE OFFICERS

There is no family relationship between any of our executive officers or between any of these officers and any of our directors.

Roberto Rittes

Chief Executive Officer, Nextel Telecomunicações Ltda.
Principal Executive Officer, NII Holdings, Inc.
Age 45

Mr. Rittes has served as Chief Executive Officer of Nextel Telecomunicações Ltda. ("Nextel Brazil") since April 2017 and the Principal Executive Officer of NII Holdings since August 2017. Most recently, Mr. Rittes was a principal at H.I.G. Capital, a leading global private equity investment firm, from 2016 to 2017 where he focused on stabilizing operations and turnarounds of portfolio companies. Prior to that, Mr. Rittes served as Chief Financial Officer and Chief Operating Officer of Boa Vista SCPC, a Brazilian credit bureau, from 2013 to 2016. From 2011 to 2012, Mr. Rittes served as Chief Financial Officer of Estre Ambiental, an environmental services group in Latin America. From 2004 to 2011, Mr. Rittes served as a key officer for Brazilian telecom companies Brasil Telecom and Oi Paggo.

Daniel E. Freiman

Vice President and Chief Financial Officer, NII Holdings, Inc.
Age 47

Mr. Freiman has served as Vice President and Chief Financial Officer of NII Holdings since September 2015. From 2009 to September 2015, Mr. Freiman served as Treasurer, Vice President of Corporate Development and Investor Relations of NII Holdings. From 2005 to 2008, Mr. Freiman served as Vice President and Controller of NII Holdings. Prior to joining NII Holdings, Mr. Freiman was with PricewaterhouseCoopers.

Shana C. Smith

Vice President, General Counsel and Corporate Secretary, NII Holdings, Inc.
Age 46

Mrs. Smith has served as Vice President, General Counsel and Corporate Secretary of NII Holdings since September 2015. Mrs. Smith previously served as Vice President, Deputy General Counsel and Corporate Secretary of NII Holdings from 2011 to September 2015, and as Corporate Counsel and Assistant Secretary from 2009 to 2011. Prior to joining NII Holdings, Mrs. Smith served as Corporate Counsel of Sprint Nextel Corporation and was previously a corporate associate with the law firm of Fried, Frank, Harris, Shriver and Jacobson.

EXECUTIVE COMPENSATION
COMPENSATION OBJECTIVES AND PHILOSOPHY

Our executive compensation program is designed to provide competitive compensation that is substantially linked to our performance and aligned with long-term stockholder interests. The Compensation Committee's primary objective in designing our compensation program is to recruit and retain the high caliber executive officers and employees necessary to deliver strong and consistent performance to our stockholders, customers and communities in which we operate. Within this framework, the Compensation Committee has developed a compensation program that incorporates salary and benefits that allow us to retain and motivate our executive officers, short-term incentives that challenge our executive officers to achieve our financial and operational goals, and long-term incentives that retain and motivate key employees and link our executives' risks and rewards with those of our stakeholders.

2018 EXECUTIVE OFFICER COMPENSATION

During our Chapter 11 bankruptcy proceedings, changes to the compensation of key executives, including our named executive officers, were not permitted without the approval of the bankruptcy court and no changes were made to the compensation of our named executive officers during our bankruptcy proceedings other than the implementation of a key employee incentive plan that provided for a potential incentive bonus payment should the Company and its subsidiaries successfully emerge from bankruptcy within specified time frames and/or if a sale transaction meeting specified enterprise values was completed. In June and August 2015, following our emergence from bankruptcy and in connection with the restructuring of our executive team, the Compensation Committee approved our executive compensation program for executive officers expected to remain with the Company, which included base salary, short-term incentives and long-term emergence grants.

In 2018, the elements of our executive compensation program included:

•
Base Salary. Base salary provides a fixed source of income and allows the Company to attract and retain experienced executives.
•
Short-Term Incentives. Short-term incentives provide variable cash compensation that allows the Company to motivate executives to achieve the Company's operating and financial objectives.
•
Long-Term Incentives. Long-term incentives provide variable equity awards in the form of stock options and restricted stock that build executive stock ownership, encourage retention, drive strategic and operating performance and align our executives' interests with those of our stockholders.
2018 BASE SALARY

Base salary is a fixed element of our named executive officers' direct compensation. For Mr. Freiman and Mrs. Smith, base salary was determined in 2015 and was based primarily on historic base salary levels and internal pay equity and base salaries paid to executives in comparable positions at a peer group of companies. In February 2016, the Compensation Committee decided not to increase the base salaries of the named executive officers for 2016. In March 2017, the Compensation Committee provided a 3.5% cost of living increase in base salary for Mr. Freiman and Mrs. Smith. Mr. Rittes joined Nextel Brazil in April 2017 and his base salary was based on the historic base salary level for the chief executive officer of Nextel Brazil. In March 2018, the Compensation Committee decided not to increase the base salaries of the named executive officers for 2018. Our named executive officers' annual base salaries for 2018 and the percentage change in base salaries from 2017 are as follows:

Name	2018 Base Salary ($)	Percent Change from 2017

Roberto Rittes(1)	655,738	0%

Daniel Freiman	465,750	0%

Shana Smith	465,750	0%

(1)
As an employee of Nextel Brazil, base salary, bonus and benefits are paid to Mr. Rittes in Brazilian Reais. Mr. Rittes' base salary is 2,400,000 Brazilian Reais per year. As reflected in U.S. dollars, Mr. Rittes base salary will vary based on the applicable exchange rate of the Brazilian Real relative to the U.S. dollar,

EXECUTIVE COMPENSATION

  and compensation as reported in U.S. dollars can vary significantly with no actual change to the compensation paid in Brazilian currency if the exchange rates are volatile. The amount of base salary for Mr. Rittes reflected in the table above is based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018. While there was no change to Mr. Rittes' base salary in 2018 from the base salary paid in 2017, the amount as reflected in U.S. dollars is lower due to a change in the average foreign currency exchange rate.

2018 SHORT-TERM INCENTIVES

In December 2017, in connection with a decision by a potential strategic investor not to proceed with its investment and a need to retain a small group of U.S.-based employees during a previously approved and announced wind down process, the Board changed the 2018 Bonus Plan for U.S.-based employees to a time-based retention program with a payout of two times target to be paid 50% on or about August 15, 2018 and 50% on or about March 15, 2019. For Brazil-based employees, the 2018 Bonus Plan remained a program designed to reward employees for performance relative to key financial and operating measures that are designed to stabilize and enhance the value of the Company.

The target bonus percentage of base salary for Mr. Freiman and Mrs. Smith was decided in 2015 based on historic target levels and internal equity, and the comparison of annual incentive compensation targets for executives in comparable positions at a peer group of companies. Mr. Rittes joined Nextel Brazil in April 2017 and his target bonus percentage of base salary was based on the historic target for the chief executive officer of Nextel Brazil. In January 2018, in connection with reductions in target bonus for employees of Nextel Brazil, Mr. Rittes volunteered to reduce his target bonus payment by 20% from 4,800,000 Brazilian Reais to 3,840,000 Brazilian Reais.

For 2018, the payout potential for Mr. Freiman and Mrs. Smith was two times target with 50% based on the value of the Company's common stock. In connection with stockholder requests to better align the interest of directors, management and stockholders, 50% of the 2018 short-term bonus for Mr. Freiman and Mrs. Smith was paid in restricted stock units issued on May 21, 2018 and vesting 50% on August 15, 2018 and 50% on March 15, 2019. At vesting, restricted stock units may be settled in cash or in shares of common stock at the election of the Compensation Committee of the Board, and the restricted stock units granted to Mr. Freiman and Mrs. Smith were settled in shares of common stock at vesting.

For Mr. Rittes, the achievement of the 2018 bonus payout was determined after the conclusion of the year by evaluating Nextel Brazil's performance relative to pre-determined performance goals.

2018 Target Bonus

The 2018 annual target bonus percentage of base salary, the percentage change in target bonus from 2017, and the potential cash payout under the 2018 Bonus Plan at 100% of target for each of the named executive officers were as follows:

	2018 Target Bonus Percentage of Base Salary	Percent Change from 2017	2018 Target Bonus at 100% Payout ($)

Roberto Rittes(1)	160%	(20)%	1,049,180

Daniel Freiman	200%	0%	931,500

Shana Smith	200%	0%	931,500

(1)
As an employee of Nextel Brazil, Mr. Rittes' base salary, bonus and benefits are paid in Brazilian Reais. As a result, the amount of compensation approved for Mr. Rittes as reflected in U.S. dollars in the Target Bonus at 100% Payout column varies based on the applicable exchange rate of the Brazilian Real relative to the U.S. dollar, and compensation as reported in U.S. dollars can vary significantly with no actual change to the compensation paid in Brazilian currency if the exchange rates are volatile. The amount of compensation for Mr. Rittes reflected in the table above is based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.

2018 Performance Goals and Targets

The 2018 Bonus Plan for Mr. Rittes was based 100% on Nextel Brazil's performance. The Compensation Committee reviews and determines the appropriate performance measures and weightings for the bonus plan on an annual basis. The following performance measures and weights were selected to focus Nextel Brazil's employees on cash utilization and value preservation and to provide balanced incentives as any actions to improve one performance measure would be expected to have a corresponding negative impact on the other performance measure.

EXECUTIVE COMPENSATION

In 2018, Nextel Brazil's performance was measured through revenue; adjusted operating income before depreciation and amortization, or adjusted OIBDA, which eliminates the impact of impairments and restructuring charges from OIBDA; cash flow and Net Promoter Score, or NPS. Each of the metrics had to meet a minimum threshold of target in order for a payout to be awarded for that metric under the 2018 Bonus Plan, and the bonus achievement was calculated by multiplying the achievement of each metric by its respective weight. The Compensation Committee approved the 2018 performance targets and intervals based on the Company's 2018 budget. The 2018 performance targets and intervals were selected to keep employees of Nextel Brazil focused on key 2018 budget goals. The performance targets and corresponding intervals are designed to drive Company performance against challenging performance standards, but are not goals that would cause our executives or employees to take inappropriate business risks.

The targets, results and weights under the 2018 Bonus Plan for Mr. Rittes were as follows:

	Minimum Target		Targets(1)

Performance Measures (millions)	(50% payout)	Weight	2018 Actual Achievement

Brazil Revenue Target R$	2,280	10%	2,405

Results			2,265

Cumulative achievement			0%

Brazil Adjusted OIBDA Target R$	10	40%	48

Results			111

Cumulative achievement			73%

Brazil Cash Flow Target(2) R$	(540)	40%	(415)

Results			(365)

Cumulative achievement			48%

NPS Target	33	10%	35

Results			31

Cumulative achievement			0%

(1)
As approved by the Compensation Committee. The 2018 Bonus Plan targets for Nextel Brazil were based on a 12-month business plan.

(2)
Cash flow defined as cash earnings before interest, taxes, depreciation and amortization minus cash taxes and cash investments and does not include restructuring fees, performance bonds, debt and interest repayments or intercompany transfers between segments.

2018 Calculation of Bonus Payout

To determine the bonus earned by Mr. Rittes during the 2018 Bonus Plan, the Compensation Committee met following each fiscal quarter-end to review our financial and operating performance as compared to the applicable performance measures for that quarter and to discuss performance factors and other criteria related to the bonus awards. At the end of the fiscal year 2018, the applicable targets set for each performance measure were compared to the results for the year in order to determine the appropriate bonus payout percentage, which for Mr. Rittes would be either no payout or a payout of 100% of target depending on the Company's performance relative to the performance targets.

In some instances, the Compensation Committee, upon the recommendation of management, adjusts the bonus payments or, if appropriate, the methodology used to calculate the bonus target or our performance relative to the target to take into account, among other things, changes in the Company's goals and plans and changes in business conditions in the relevant bonus period if it concludes that such adjustments are appropriate and consistent with our overall goals and strategy. The Compensation Committee made no adjustments to the 2018 bonus targets and payouts for the named executive officers.

EXECUTIVE COMPENSATION

2018 Financial Achievement and Bonus Payouts

Based on the foregoing, the bonuses awarded to the named executive officers in 2018 were as follows:

Name	2018 Bonus Cash Payout	2018 Bonus Equity Compensation(1)

Roberto Rittes(2)	$1,049,180	—

Daniel Freiman	$465,750	$465,750

Shana Smith	$465,750	$465,750

(1)
Mr. Freiman and Mrs. Smith received 50% of their 2018 bonus payout in cash and 50% in restricted stock units with the number of restricted stock units determined by dividing the target bonus by the closing price of our common stock on the NASDAQ on the date of grant, May 21, 2018, of $2.19. The restricted stock units were settled in shares of common stock at vesting.

(2)
As an employee of Nextel Brazil, Mr. Rittes' base salary, bonus and benefits are paid in Brazilian Reais. As a result, the amount of compensation approved for Mr. Rittes as reflected in U.S. dollars in the Bonus Cash Payout column varies based on the applicable exchange rate of the Brazilian Real relative to the U.S. dollar, and compensation as reported in U.S. dollars can vary significantly with no actual change to the compensation paid in Brazilian currency if the exchange rates are volatile. The amounts for Mr. Rittes reflected in the table above are based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.
2018 LONG-TERM INCENTIVES

2018 Equity Incentives

For 2018, in connection with stockholder requests to better align the interest of directors, management and stockholders, 50% of the 2018 short-term bonus for Mr. Freiman and Mrs. Smith was paid in restricted stock units issued on May 21, 2018 and vesting 50% on August 15, 2018 and 50% on March 15, 2019. At vesting, restricted stock units may be settled in cash or in shares of common stock at the election of the Compensation Committee of the Board, and the restricted stock units granted to Mr. Freiman and Mrs. Smith were settled in shares of common stock at vesting.

In connection with the hiring of Mr. Rittes, on May 16, 2017 Mr. Rittes was offered an award of 1,500,000 options to purchase common stock with an exercise price of $0.5547 per share scheduled to vest ratably over three years from the date of grant. This grant exceeded the number of options permitted to be granted to a single participant in a 12-month period under the Company's 2015 Incentive Compensation Plan (the "2015 Plan") and 500,000 options were determined void as of the date of grant. On May 21, 2018, the Compensation Committee provided Mr. Rittes with a replacement equity award of 388,128 restricted stock units, which reflected the fair market value of the 500,000 stock options of Mr. Rittes' new hire grant that were not granted, to provide Mr. Rittes with the negotiated value of his onboarding grant, ensure retention and align the interests of Mr. Rittes and stockholders. Of this grant, 1/3 vested on the date of grant, 1/3 vested on May 16, 2019 and 1/3 is scheduled to vest on May 16, 2020. At vesting, restricted stock units may be settled in cash or in shares of common stock at the election of the Compensation Committee of the Board, and the restricted stock units granted to Mr. Rittes that vested on May 21, 2018 were settled in shares of common stock.

Retention and Severance Arrangements

As previously disclosed by the Company, in 2015 the Board approved an organizational restructuring of the Company to further streamline expenses by shifting the costs and associated responsibilities from the Company's headquarters in Reston, Virginia to Nextel Brazil, its operating subsidiary in Brazil. In connection with this restructuring, the Board approved a form of Separation and Release Agreement (the "Release Agreement") for certain executive officers of the Company, which, as amended, provides for a severance payment of two times base salary and pro-rated bonus (the "Regular Severance"). The Release Agreements were provided to the officers on November 13, 2015 with a target termination date of July 1, 2016 and were amended to update the target termination date. In July 2017, the Release Agreements with Mr. Freiman and Mrs. Smith were updated to provide for a target termination date of April 1, 2018, and Mr. Freiman and Mrs. Smith were provided a

EXECUTIVE COMPENSATION

payment equal to six months of base salary, paid in August 2017, in connection with their agreement to remain with the Company (the "2017 Retention Payment"). In March 2018, Mr. Freiman and Mrs. Smith's Release Agreements were amended to provide for a target termination date of April 1, 2019. In connection with this change in termination date, Mr. Freiman and Mrs. Smith were provided with a retention payment equal to one year of base salary.

In connection with the Company's announcement of the Sale, the Compensation Committee of the Board determined on March 28, 2019 that it would be in the best interest of the Company to retain Mr. Freiman and Mrs. Smith beyond April 1, 2019 and agreed to amend the Release Agreements with Mr. Freiman and Mrs. Smith in exchange for each officer's agreement to extend their employment. Under the amended arrangements, Mr. Freiman and Mrs. Smith will receive two retention payments, each in an amount equal to their base salary, to be paid on August 30, 2019 and December 31, 2019 (the "2019 Retention Payments"), subject to continued employment through these dates. The severance payment received by Mr. Freiman and Mrs. Smith if they are terminated in connection with a Change of Control of the Company, as defined in the Company's 2015 Change of Control Severance Plan, on or before June 30, 2020 will be reduced by the 2017 Retention Payment and the 2019 Retention Payments. If termination in connection with a Change of Control of the Company occurs after June 30, 2020, Mr. Freiman and Mrs. Smith will be eligible for the full benefits set forth in the Change of Control Severance Plan. In addition, the defined Severance Period of 12 months under the Change of Control Severance Plan will be removed should the Sale close. Finally, should Mr. Freiman and Mrs. Smith be terminated in a situation that does not trigger payment under the Change of Control Severance Plan, they will remain eligible for the Regular Severance to be paid when termination without cause occurs.

In connection with the Sale and to ensure a smooth change of control, Nextel Brazil has entered into a retention agreement with Mr. Rittes providing for a retention bonus equal to 12 months of base salary to be paid by Nextel Brazil after the change of control with 50% paid on the three-month anniversary of the closing of the Sale and 50% on the six-month anniversary of the closing of the Sale, in each case subject to Mr. Rittes' continued employment through the applicable payment date. If the Sale does not close, no retention payment will be made, and if Mr. Rittes is terminated without cause after the Sale closes, any unpaid retention bonus will be paid in connection with his departure.

COMPENSATION FRAMEWORK

Roles and Responsibilities

The following tables summarize the roles and responsibilities of the Compensation Committee and management in connection with the development and implementation of our compensation program for our executive officers.

Compensation Committee (3 Independent Directors)	Quarterly reviews and approves corporate goals and objectives with respect to our executive officers' compensation.

Annually reviews and approves the evaluation process and compensation structures with respect to our executive officers' compensation.

Evaluates performance in light of the Committee's established goals and objectives.

Approves the annual compensation for our executive officers, considering the recommendations made by management and the independent compensation consultant, when needed.

Evaluates the performance of the chief executive officer relative to the performance goals determined by the Board.

Management	Recommends the compensation structure for the Company's executive officers.

Provides recommendations to the Compensation Committee on the level of annual compensation for the Company's executive officers.

Provides input to the Compensation Committee on the strategy, design and funding of our incentive compensation plans.

Makes plan design recommendations for broad-based benefit programs in which our executive officers participate.

EXECUTIVE COMPENSATION

Compensation Committee Consultant and Independence

Historically, the Compensation Committee considers the advice of an independent compensation consultant, together with information and analysis from management and its own judgment and experience, when evaluating the Company's executive compensation program. In 2018, the Compensation Committee utilized the services of Lyons, Benenson, in connection with a review of director compensation. The Compensation Committee did not use an independent compensation consultant, comparative industry data or a peer group in 2018 for executive compensation given the determination that no material changes would be made to executive officer compensation for 2018.

ADDITIONAL COMPENSATION AND COMPENSATION PLANS

Benefits

In the United States, the named executive officers participate in the same benefit plans as the general employee population of the Company. International plans vary, and incremental amounts paid to executives who work outside the United States pursuant to foreign government required programs, including mandatory vacation allowances and retirement benefits, are not taken into consideration in determining base salary and are not used in calculating the annual target bonus amounts or in determining those executives' target total direct compensation. In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with the Company. Benefits help keep employees focused on serving the Company and not distracted by matters related to paying for health care, saving for retirement or similar issues.

Retirement, Deferred Compensation and Pension Plans

We are implementing a restructuring of our U.S.-based corporate headquarters to further streamline our expenses by shifting the costs and associated responsibilities from our headquarters in Reston, Virginia to Nextel Brazil. In connection with these changes, the Company stopped accepting contributions to its 401(k) plan as of December 31, 2017 and terminated the 401(k) and distributed all assets in March 2018. We do not have any pension plans that entitle our named executive officers to additional benefits. In addition, we have not adopted a supplemental executive retirement plan or other "excess plan" that pays benefits to highly compensated executives whose salaries exceed the Internal Revenue Service's maximum allowable salary for qualified plans, and we do not have any nonqualified deferred compensation plans.

In Brazil, executive officers receive deferred benefits under two programs. The first is a government-sponsored savings program required for all employees called Fundo de Garantia de Tempo de Servico ("FGTS") pursuant to which Nextel Brazil is required to contribute an amount equal to 8% of an employee's annual salary, bonus and severance, if applicable, into an account for the benefit of that employee. The funds contributed to FGTS become available to the employee or estate of the employee when an employee is terminated without cause, becomes disabled or dies. The second program is a private savings program for employees that is designed to complement Brazilian social security in which Nextel Brazil matches employee contributions up to 10% of an employee's annual salary. The employer contribution vests based on length of service, and a minimum of two years of service is required before vesting begins. Once vested, the funds contributed by Nextel Brazil to the private savings plan are available to the employee or estate of the employee if the employee voluntarily leaves the company, is terminated with or without cause, becomes disabled or dies.

Severance Plans

We have two severance plans that provide for the payment of severance benefits to our U.S.-based employees, including our U.S.-based executive officers, if their employment is terminated in specified circumstances. One plan provides for the payment of severance benefits if the executive officer's employment is terminated without cause for certain reasons, and the other plan provides for the payment of severance benefits if, in connection with or following a change of control, the executive officer's employment is terminated without cause or if the executive officer terminates his or her employment with good reason. The two severance plans are mutually exclusive, meaning that an executive officer may be eligible to receive

EXECUTIVE COMPENSATION

payments under one or the other of the plans depending on the circumstances surrounding the termination of the executive officer's employment, but it is not possible for an executive officer to receive payments under both plans. While the Compensation Committee generally does not consider the potential payments to executive officers under our severance plans, including termination and change of control arrangements, in performing its annual evaluation of the target total direct compensation that may be realized by our executive officers, the Compensation Committee believes that the terms of these arrangements are generally consistent with those offered by similarly situated companies. A description of the terms of our severance plans, the specific circumstances that trigger payment of benefits, an estimate of benefits payable upon the occurrence of those triggering events and other information relating to such plans can be found below under the caption "Executive Compensation — Potential Payments Under Severance Plans."

EXECUTIVE COMPENSATION GOVERNANCE PRACTICES

We believe that our compensation programs should ensure that our executives remain accountable for business results and take responsibility for the assets of the business and its employees. Consistent with these objectives, our Board has incorporated the following governance features into our compensation governance programs.

COMPENSATION RISK MITIGATION

The Company's executive compensation program includes features designed to discourage executives and other employees from taking unnecessary risks that could harm the financial health and viability of the Company, including balanced performance measures in the 2018 Bonus Plan. The Compensation Committee believes that the performance criteria used in our 2018 Bonus Plan strike an appropriate balance between preserving liquidity and spending for future growth and profitability and mitigate risk to the Company because actions taken to improve our performance with respect to one of the criteria would normally be expected to have a corresponding negative impact on other criteria. For example, if management were to implement promotional programs designed to aggressively pursue growth in revenue, those actions would be expected to increase expenses, resulting in a potential deterioration in operational free cash flow in the short term.

The Compensation Committee reviewed the risk profile of our compensation policies and practices and determined that our compensation programs are not reasonably likely to have a material adverse effect on the Company.

TRADING AND DERIVATIVES POLICY

The Board has adopted a policy prohibiting our directors, officers and members of their immediate families from entering into any transactions in our securities without first obtaining pre-clearance of the transaction from our general counsel. In addition, we prohibit directors and employees from engaging in any transaction involving our common stock that may be viewed as speculative, including buying or selling puts, calls or options, short sales, hedging transactions or purchases of our common stock on margin.

EMPLOYMENT AGREEMENTS

Generally, we do not enter into employment contracts with our employees. Our foreign subsidiaries enter into employment contracts with their employees where required or customary based on local law or practice. As is customary for executives in Brazil, Nextel Brazil has entered into an employment agreement with Mr. Rittes in connection with his service as chief executive officer of Nextel Brazil.

NO REPRICING OPTIONS

The 2015 Plan approved by our stockholders in connection with the approval of our plan of reorganization prohibits the repricing of stock options governed by the 2015 Plan.

EXECUTIVE COMPENSATION
COMPENSATION RECOUPMENT POLICY

The Compensation Committee believes that the Company's compensation programs should provide for the reduction or recovery of certain incentive payments made to our executives in the event our financial statements were to be restated in the future in a manner that would have negatively impacted the size or payment of the award at the time of payment. Although the Compensation Committee has not adopted a formal policy in addition to remedies available under applicable law, the Compensation Committee intends to adopt a policy to recover payments in compliance with the rules issued by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act when such rules are finalized.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)

Roberto Rittes(7)	2018	682,079	—	850,000	—	1,049,180	122,766	2,704,025

Chief Executive Officer, Nextel Brazil and Principal Executive Officer	2017	515,200	—	—	210,000	1,032,652	145,408	1,903,260

Daniel Freiman	2018	465,750	465,750	465,750	—	465,750	—	1,863,000

Chief Financial Officer	2017	461,813	242,513	—	—	923,625	—	1,627,951

	2016	450,000	3,621	—	—	900,000	10,600	1,364,221

Shana Smith	2018	465,750	465,750	465,750	—	465,750	—	1,863,000

General Counsel and	2017	461,813	242,513	—	—	923,625	—	1,627,951

Corporate Secretary	2016	450,000	3,621	—	—	900,000	10,600	1,364,221

(1)
The amount in this column for Mr. Rittes includes 13 months of base salary, which is typical annual base salary in Brazil, plus salary payments for holidays earned in 2018.

(2)
The amounts in this column for Mr. Freiman and Mrs. Smith for 2018 represent a retention bonus paid in connection with the extension of their separation dates. The amounts in this column for 2017 for Mr. Freiman and Mrs. Smith include a retention bonus of $232,875 paid in connection with the extension of their separation dates. The amounts in this column for 2017 and 2016 for Mr. Freiman and Mrs. Smith include payments made in 2017 and 2016 in connection with the bankruptcy asset sale bonus earned in 2015 in connection with the sale of the Company's operations in Mexico that is paid in connection with the release of funds escrowed for indemnification and subject to reduction based on amounts paid for indemnification claims.

(3)
The amounts in this column represent the value of restricted stock unit awards granted to executives in 2018 computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718), but disregarding estimated forfeitures related to service-based vesting conditions, and based on the closing price of our common stock on the NASDAQ on the date of grant, May 21, 2018, of $2.19.

(4)
No equity compensation was provided to executive officers in 2017 or 2016 other than a new hire grant of options provided to Mr. Rittes on May 16, 2017. The grant date fair value of Mr. Rittes' options is computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718), but disregarding estimated forfeitures related to service-based vesting conditions and based on the closing price of our common stock on the NASDAQ on the date of grant, May 16, 2017, of $0.5547.

(5)
The amounts in this column represent the bonus that we paid under the Bonus Plans in effect in 2018, 2017 and 2016. The bonus is determined based on a target bonus amount, which is a predetermined percentage of base salary. For Mr. Rittes the bonus is adjusted based on achievement of performance goals. For Mr. Freiman and Mrs. Smith, the bonus in 2017 and 2016 is adjusted based on achievement of bonus goals.

(6)
Consists of: (a) amounts contributed by us under our 401(k) plan for 2016; in 2018 and 2017, the Company did not offer a 401(k) plan, (b) in the case of Mr. Rittes, amounts contributed by Nextel Brazil to FGTS and to a private savings plan and (c) in the case of Mr. Rittes, perquisites and other personal

EXECUTIVE COMPENSATION

  benefits consisting of the additional cost paid by Nextel Brazil for medical and insurance benefits for programs different than those offered to the general employee base:

	Year	Company Contributions to 401(k) Plan ($)	Company Contributions to Government Plans ($)	Company Contributions to Private Savings Plan ($)	Perquisites and Other Personal Benefits ($)

Mr. Rittes	2018	N/A	54,566	60,530	7,670

	2017	N/A	93,727	46,310	5,371

Mr. Freiman	2018	N/A	N/A	N/A	—

	2017	N/A	N/A	N/A	—

	2016	10,600	N/A	N/A	—

Mrs. Smith	2018	N/A	N/A	N/A	—

	2017	N/A	N/A	N/A	—

	2016	10,600	N/A	N/A	—

(7)
Mr. Rittes' salary, bonus and benefits, other than his equity grant, were paid in Brazilian Reais. As a result, the amount of compensation provided to Mr. Rittes as reflected in U.S. dollars in the Salary, Non-Equity Incentive Plan Compensation and All Other Compensation columns varies based on the applicable exchange rate of the Brazilian Real relative to the U.S. dollar. Mr. Rittes' compensation as reported in U.S. dollars can vary significantly with no actual change to the compensation paid to Mr. Rittes in Brazilian currency if the exchange rates are volatile. The amounts for Mr. Rittes reflected in the Salary, Non-Equity Incentive Plan Compensation and All Other Compensation columns in the table above are based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS TABLE

The table below summarizes the cash incentive bonus payments under our 2018 Bonus Plan and grants of restricted stock units made to named executive officers in 2018. Our 2018 Bonus Plan does not provide for payouts in fiscal years after 2018. We historically have not issued any performance-based equity incentive awards.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name		Grant Date	Threshold ($)(2)	Target ($)	Maximum ($)	or Units (#)	Options (#)	Awards ($/sh)	Awards ($)(3)

Roberto Rittes(4)	Annual Bonus	N/A	0	1,049,180	1,049,180	N/A	N/A	N/A	N/A

	Restricted Stock Units	5/21/2018	N/A	N/A	N/A	388,128	N/A	N/A	850,000

Daniel Freiman	Annual Bonus	N/A	N/A	465,750	931,500	N/A	N/A	N/A	N/A

	Restricted Stock Units	5/21/2018	N/A	N/A	N/A	212,671	N/A	N/A	465,750

Shana Smith	Annual Bonus	N/A	N/A	465,750	931,500	N/A	N/A	N/A	N/A

	Restricted Stock Units	5/21/2018	N/A	N/A	N/A	212,671	N/A	N/A	465,750

(1)
The amounts reflect the potential range of payouts pursuant to the 2018 Bonus Plan. The actual amounts of the payment made to Mr. Rittes is subject to Company-based performance targets, and for Mr. Freiman and Mrs. Smith payout under the retention-based 2018 Bonus Plan for U.S.-based employees was set at two times target with 50% paid in cash and 50% paid through an award of restricted stock units made on May 21, 2018. The actual amounts of the cash payments made under this plan to the named executive officers are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
The 2018 Bonus Plan for U.S.-based employees is a retention bonus plan, and there are no threshold performance levels under the Company's 2018 Bonus Plan for U.S.-based employees.

(3)
The amounts in this column reflect the grant date fair value of the restricted stock unit awards on the date of grant computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718), but disregarding estimated forfeitures related to service-based vesting conditions. We value restricted stock unit awards on the date of grant based on the number of units subject to the grant multiplied by the closing price of our common stock on the date of grant.

(4)
Mr. Rittes' annual bonus is paid in Brazilian Reais. As a result, the amount of compensation provided to Mr. Rittes as reflected in U.S. dollars in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column varies based on the applicable exchange rate of the Brazilian Real relative to the U.S. dollar. The amounts for Mr. Rittes reflected in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards in the table above are based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2018 TABLE

		Option Awards						Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)

Roberto Rittes	5/21/2018	—		—		—	—	258,752	(2)	1,141,096

	5/16/2017	333,334	(3)	666,666	(3)	0.5547	5/16/2027	—		—

Daniel Freiman	5/21/2018	—	(4)	—	(4)	—	—	106,335	(5)	468,937

Shana Smith	5/21/2018	—	(4)	—	(4)	—	—	106,335	(5)	468,937

(1)
The market value of the restricted stock units is based on the $4.41 closing price of a share of our common stock as reported on the NASDAQ on December 31, 2018.

(2)
Restricted stock unit award vests 33 1/3% on each of May 21, 2018, May 16, 2019 and May 16, 2020.

(3)
Stock option award vests 33 1/3% on each of May 16, 2018, May 16, 2019 and May 16, 2020.

(4)
In 2017, Mr. Freiman and Mrs. Smith returned to the Company all outstanding options previously granted to them, which had an exercise price of $20.68, for no compensation in order to replenish the Company's equity compensation share pool.

(5)
Restricted stock unit award made in lieu of cash in connection with 2018 Bonus Plan vests 50% on each of August 15, 2018 and March 15, 2020.

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

In the table below, we list information on the vesting of restricted stock and restricted stock units during the year ended December 31, 2018. None of our executive officers exercised any options in 2018.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Roberto Rittes	129,376	283,333	(2)

Daniel Freiman	116,008	614,446	(3)

Shana Smith	116,008	614,446	(3)

(1)
The value realized on vesting is calculated as the number of shares vested multiplied by the closing price of the shares on the date of vesting, unless vesting occurs on a Saturday or Sunday, in which case the shares vested are multiplied by the closing price on the Friday preceding the vesting date.

(2)
Value of the vesting of 129,376 restricted stock units that were settled in shares of common stock on May 21, 2018.

(3)
Value of the vesting of 9,672 shares of restricted stock on June 26, 2018 and 106,336 restricted stock units that were settled in shares of common stock on August 15, 2018.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

The Company does not offer pension benefits or a nonqualified deferred compensation plan.

POTENTIAL PAYMENTS UNDER SEVERANCE PLANS

We have arrangements with each of our U.S.-based named executive officers under our Change of Control Severance Plan that provide for payments and benefits if an executive officer's employment is terminated in connection with the occurrence of certain events involving a change in control. In addition, we have an obligation to make payments and provide certain benefits to our U.S.-based named executive officers under our Severance Plan, the 2015 Plan and the Release Agreements between the Company and Mr. Freiman and Mrs. Smith resulting from termination of employment upon the occurrence of certain events. The following is a summary of the payments that we or our successor may make under each of these arrangements.

EXECUTIVE COMPENSATION
PAYMENTS UPON TERMINATION OF EMPLOYMENT

Our U.S.-based named executive officers are covered by our Change of Control Severance Plan and our Severance Plan. The Change of Control Severance Plan provides for the payment of certain benefits if, in connection with a change of control, an executive officer's employment is terminated by the Company without cause or by the executive officer for good reason. No benefits are required to be paid unless the executive officer's employment is terminated. The U.S.-based named executive officers are also entitled to severance benefits if their employment is terminated by the Company in specified circumstances under the Severance Plan. Although the benefits under the Severance Plan apply without regard to whether any change of control has occurred or is pending, the Change of Control Severance Plan provides that employees entitled to receive amounts paid under the Change of Control Severance Plan will not be entitled to cash severance under any other severance plan, including the Severance Plan. Mr. Freiman and Mrs. Smith have additional severance benefits pursuant to the Release Agreements that provide for the payment of one additional year of base salary in addition to the benefits provided by our Severance Plan.

Mr. Rittes is an employee of Nextel Brazil and is not eligible to receive benefits under the Change of Control Severance Plan or the Severance Plan. Mr. Rittes' termination benefits are as set forth in his employment agreement and as required by Brazilian law. Pursuant to his employment agreement, Mr. Rittes will receive a payment equal to one year of base salary if he is terminated without cause until the legally mandated severance under Brazilian law is greater than this amount, in which case, he will receive the legally mandated severance.

The named executive officers have also received awards of stock options and restricted stock under the 2015 Plan, which contains provisions that may accelerate the vesting of awards made to a named executive officer if we terminate the executive officer's employment with us, or if the executive officer terminates his or her employment with us for good reason, in connection with a change of control.

Except as noted below, we otherwise have not entered into any employment agreements or other arrangements that provide for benefits in connection with a termination of employment of our named executive officers.

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT
PAYMENTS UPON TERMINATION OF EMPLOYMENT

The following table shows the estimated amount of the payments to be made to each of the named executive officers employed with the Company at December 31, 2018 upon termination of their employment in connection with a change of control under the Change of Control Severance Plan, their involuntary termination under the Severance Plan or upon their termination in connection with their death, disability or retirement. For purposes of calculating the value of the benefits for the named executive officers employed by the Company at December 31, 2018, we have assumed that the triggering event for payment occurred under each of the arrangements as of December 31, 2018. The footnotes to the table contain an explanation of the assumptions made by us to calculate the payments, and the discussion that follows the table provides additional details on these arrangements.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

Termination Event(1)	Base Salary(2) ($)	Bonus(3) ($)	Other Payments(4) ($)	Equity Awards(5) ($)	Total(6) ($)

Change of Control Severance Plan — Termination by Executive for Good Reason or by the Company Without Cause

Roberto Rittes(7)	N/A	1,049,180	726,142	3,711,293	5,486,615

Daniel Freiman	698,625	1,397,250	53,406	468,937	2,618,218

Shana Smith	698,625	1,397,250	53,406	468,937	2,618,218

Severance Plan — Involuntary Termination

Roberto Rittes(7)	N/A	1,049,180	726,142	2,312,823	4,088,145

Daniel Freiman	465,750	465,750	465,750	287,788	1,685,038

Shana Smith	465,750	465,750	465,750	287,788	1,685,038

Death, Disability or Retirement

Roberto Rittes	—	—	—	3,711,293	3,711,293

Daniel Freiman	—	—	—	468,937	468,937

Shana Smith	—	—	—	468,937	468,937

(1)
The Change of Control Severance Plan and Severance Plan provide benefits for employees of the Company. No payments are required to be made to any named executive officer under the Change of Control Severance Plan or the Severance Plan if the executive is terminated for cause or if the executive voluntarily terminates his or her employment (other than for good reason in connection with a change of control under the Change of Control Severance Plan).

Change of Control Severance Plan — Termination by Executive for Good Reason or by the Company Without Cause describes the benefits payable to our U.S.-based named executive officers if the named executive officer voluntarily terminates his or her employment for good reason in connection with a change of control or if the named executive officer's employment is terminated without cause by us or the surviving entity in connection with a change of control as described below in "Change of Control Severance Plan." The Change of Control Severance Plan provides that employees entitled to receive payments under the Change of Control Severance Plan will not also be entitled to severance under the Severance Plan.

Severance Plan — Involuntary Termination describes the benefits payable to a U.S.-based named executive officer if the named executive officer's employment is terminated by us without cause other than in connection with a change of control under the circumstances described below under "Severance Plan."

As an employee of Nextel Brazil, Mr. Rites is not eligible to receive benefits under the Change of Control Severance Plan or the Severance Plan. Termination benefits for Mr. Rittes are as set forth in his employment agreement and as required by Brazilian law.

EXECUTIVE COMPENSATION

  Equity awards have been granted to the named executive officers pursuant to our 2015 Plan, and this table includes the equity-related impact of an involuntary termination as set forth in the 2015 Plan and grant agreements that apply to equity grants held by all named executive officers.

(2)
Amounts included in this column reflect the portion of the severance payment attributable to base salary. Amounts attributable to the target bonus are included in the Bonus column (see note 3 below). The severance payment under the Change of Control Severance Plan for U.S.-based named executive officers is 200% of the executive's annual base salary on the day immediately preceding the change of control. For Mr. Freiman and Mrs. Smith, the amount of base salary paid in connection with a change of control transaction has been reduced by $232,875, which was previously provided to these executives as a retention bonus in August 2017. As set forth in the retention bonus award letter and the Release Agreements, should Mr. Freiman or Mrs. Smith become eligible for benefits under the Change of Control Severance Plan to be paid on or before June 30, 2020, the retention bonus will be deemed an advance of the amount due to these executives and will reduce the benefits due under the Change of Control Severance Plan. Subsequent to December 31, 2018, the Release Agreements with Mr. Freiman and Mrs. Smith were amended as discussed in "— Retention and Severance Agreements with Mr. Freiman and Mrs. Smith" below.

The severance payment under the Severance Plan for the U.S.-based named executive officers is 100% of the named executive officer's annual base salary at the time of termination. Mr. Freiman and Mrs. Smith have entered into Release Agreements with the Company that provide for an additional 12 months of annualized base salary at the time of termination without cause in a situation not involving payment under the Change of Control Severance Plan.

(3)
Amounts included in this column reflect the portion of the severance payment attributable to the target bonus. The portion of the severance payment attributable to base salary is included in the Base Salary column (see note 2 above). Under the Change of Control Severance Plan, upon termination, each U.S.-based executive is entitled to receive as part of the severance payment 200% of the executive's annual target bonus on the day immediately preceding the change of control, as well as an amount equal to the earned portion of the bonus payment for the period ending on the termination event.

The Severance Plan provides for the payment of an amount equal to a prorated portion of the actual bonus payment earned for the period ending on the termination event for each U.S.-based named executive officer, payable when bonuses are paid to all other eligible employees. In addition, the 2018 Bonus Plan, which applies to the short-term incentive bonus provided to each named executive officer, provides for a potential prorated portion of the actual bonus payment earned for the period ending on the severance date in connection with a termination without cause, paid at the Company's discretion.

(4)
Other Payments for the U.S.-based named executive officers with respect to the Change of Control Severance Plan include 18 months of COBRA health insurance and six months of outplacement counseling assistance; an estimate has been included for these expenses. The U.S.-based executive officers are also eligible for reimbursement of legal, accounting and other fees incurred by the executive in a good faith effort to obtain the benefits provided for under the Change of Control Severance Plan; no amounts have been included in the Other Payments column for these potential payments.

Mr. Rittes is an employee of Nextel Brazil and is not eligible to receive benefits under the Change of Control Severance Plan or the Severance Plan. For Mr. Rittes, Other Payments listed under the Change of Control Severance Plan and Severance Plan represent a severance payment equal to one-year of base salary due to Mr. Rittes under his employment agreement in connection with a termination without cause by Nextel Brazil until legal severance in Brazil exceeds such amount, at which time, Mr. Rittes would receive legal severance. In addition, under Brazilian law, employees terminated without cause are entitled to a 40% increase in FGTS funds, and Other Payments for Mr. Rittes include $70,404 in FGTS relating to a termination without cause. The U.S. dollar amount included above is based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.

For Mr. Freiman and Mrs. Smith, Other Payments under Severance Plan — Involuntary Termination include an additional 12 months of annualized base salary at the time of termination, as provided for in the Release Agreements.

(5)
Amounts included in the Equity Awards column reflect the value of unvested restricted stock units calculated using the closing price of our common stock on December 31, 2018 of $4.41 multiplied by the shares whose vesting or payment are prorated or accelerated upon the triggering event. For options, the value is the amount determined using the closing price of our common stock on December 31, 2018 minus the option exercise price multiplied by the shares of common stock that would be purchased through the exercise of the options.

In a change of control situation, we have assumed that the surviving entity has elected not to assume, replace or convert any of the awards made under the 2015 Plan. As described in more detail below, the 2015 Plan provides for the vesting of all unvested options and restricted stock in specific circumstances following a change of control of the Company. The 2015 Plan and the grant agreements made under that plan provide for a pro rata vesting of outstanding awards if an employee is terminated without cause based on the number of days served. The 2015 Plan and the grant agreements made under that plan also provide that outstanding and unvested options and restricted stock will vest upon an employee's death, disability, and if the employee retires at or after age 65 or at an earlier age with the consent of the Compensation Committee, with vested options remaining exercisable for a period of one year after the date the employee ceases to be an employee of the Company or its subsidiary. The 2015 Plan and the grant agreements also provide for continued exercisability of vested options for a period of 90 days from the employee's date of termination in all other situations.

(6)
In addition to the amounts specified in this column, upon termination in each of the circumstances noted, the executive officer is entitled to receive base salary and cash or non-cash benefits earned prior to the date of the named executive officer's termination, including payments with respect to accrued and unused vacation time and any reimbursements for the reasonable and necessary business expenses incurred by the named executive officer prior to termination.

(7)
Mr. Rittes is an employee of Nextel Brazil and is not eligible for benefits under the Change of Control Severance Plan or the Severance Plan. Mr. Rittes' termination benefits are as set forth in his employment agreement and as required by Brazilian law. Under Brazilian law, Mr. Rittes may be eligible for additional benefits than those indicated based on the specific circumstances of his termination. Under his employment agreement, Mr. Rittes is entitled to receive 2,400,000 Brazilian Reais, which represents 13 monthly salaries, in connection with a termination without cause. Under the 2018 Bonus Plan, Mr. Rittes is eligible to receive a prorated portion of the bonus payment earned for the period ending on his severance date in connection with a termination without cause. Mr. Rittes' restricted stock unit awards and option awards were made pursuant to our 2015 Plan, and the terms of our 2015 Plan and the grant agreements made under that plan apply to his equity grants. The U.S. dollar amount included above is based on the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.

EXECUTIVE COMPENSATION

Change of Control Severance Plan

The Change of Control Severance Plan provides that each U.S.-based named executive officer will receive a payment if a change of control, as defined below, occurs and such U.S.-based named executive officer either is terminated without cause or resigns for good reason. Each U.S.-based named executive officer will be entitled to receive 200% of his or her annual base salary and target bonus at the date of his or her termination upon such an event as provided in the Change of Control Severance Plan. Each named executive officer will be entitled to receive his or her payment under the Change of Control Severance Plan in a lump sum within thirty days following termination of employment.

We or the surviving entity will also pay the full premium cost of continued health care coverage for each named executive officer under the federal COBRA law in such a termination. We will make the COBRA payments up to the lesser of 18 months or the time at which the named executive officer is reemployed and eligible to receive group health coverage benefits under another employer-provided plan.

In addition, in the event that a named executive officer incurs any legal, accounting or other fees and expenses in a good faith effort to obtain benefits under the Change of Control Severance Plan, we or the surviving entity will reimburse the named executive officer for such reasonable expenses. In the event that any payment made under the Change of Control Severance Plan is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the named executive officer's payments will be reduced to the maximum amount that does not trigger the excise tax unless the named executive officer would be better off (on an after-tax basis) receiving all payments and paying all excise and income taxes.

A change of control will be deemed to occur under the Change of Control Severance Plan when:

•
we are merged, consolidated or reorganized into or with another company, or we sell or otherwise transfer all or substantially all of our assets to another company, and, as a result of either transaction, less than a majority of the combined voting power of the then outstanding securities of the resulting company immediately after the transaction is held by the holders of our voting securities immediately prior to the transaction;
•
the directors on our Board as of the effective date of the Change of Control Severance Plan or directors elected subsequent to that date and whose nomination or election was approved by a vote of at least two-thirds of the directors on the Board as of the effective date of the Change of Control Severance Plan cease to be a majority of our board;
•
our stockholders approve our complete liquidation or dissolution;
•
an individual, entity or group acquires beneficial ownership of 50% or more of our then outstanding shares or 50% of our then outstanding voting power to vote in an election of our directors, excluding any acquisition directly from us; or
•
our Board approves a resolution stating that a change of control has occurred.

A named executive officer will receive compensation under the Change of Control Severance Plan if:

•
the named executive officer is terminated without cause, as defined in the Change of Control Severance Plan, within 12 months from a change of control or prior to the change of control if the named executive officer reasonably demonstrates that the termination was at the request of a third party attempting to effect a change of control or otherwise in connection with a change of control; or
•
the named executive officer voluntarily terminates his or her employment for good reason during the 12 months following a change of control, defined as when, after the change of control:
  •
  there was a material and adverse change in or reduction of the named executive officer's duties, responsibilities and authority that the named executive officer held preceding the change of control;
  •
  the named executive officer's principal work location was moved to a location more than 40 miles away from his or her prior work location;
  •
  the named executive officer was required to travel on business to a substantially greater extent than prior to the change of control, which results in a material adverse change in his or her employment conditions;
  •
  the named executive officer's salary, bonus or bonus potential were materially reduced or any other significant adverse financial consequences occurred;
  •
  the benefits provided to the named executive officer were materially reduced in the aggregate; or
  •
  we or any successor fail to assume or comply with any material provisions of the Change of Control Severance Plan.

EXECUTIVE COMPENSATION

Severance Plan

The Severance Plan provides payments to our U.S.-based named executive officers in the event of an involuntary termination of employment, which includes termination due to job elimination, work force reductions, lack of work, a determination by us that the executive officer's contributions no longer meet the needs of the business and any other reason determined by us. Under the Severance Plan, each of the U.S.-based named executive officers will be entitled to a payment equal to 12 months of his or her annualized base salary, not including any bonus, incentive payments or commission payments. Each eligible named executive officer will also receive a pro rata payment of his or her bonus based on the portion of the year that the named executive officer was employed by us. We will pay the bonus to the named executive officer at the same achievement level as other employees subject to the same bonus targets and when we pay bonuses to employees at the same position level following the bonus period.

We expect to make a lump sum payment of the amount due under the Severance Plan, although we reserve the right to make the payments periodically for a period not to exceed 24 months. In order to receive payments under the Severance Plan, each named executive officer must return all of our property and execute a release agreement:

•
acknowledging that the payments to be received represent the full amount that the named executive officer is entitled to under the Severance Plan;
•
releasing any claims that the named executive officer has or may have against us; and
•
in our discretion, agreeing not to compete with us for a certain period.

The release agreement will also require the named executive officer to comply with specified confidentiality, non-disparagement and non-solicitation obligations. Our obligation to make or continue severance payments to the executive officer will cease if the executive officer does not comply with those obligations.

2015 Incentive Compensation Plan

The 2015 Plan currently covers the grant of certain incentives and awards, including stock options, restricted stock, restricted stock units and cash-based incentives, to our employees, including the named executive officers. Under the 2015 Plan, if a change of control occurs and the incentives and awards granted under the 2015 Plan are not assumed by the surviving entity, or the employee is terminated within a certain period following a change of control, each outstanding award is treated as explained below. A change of control under the 2015 Plan is defined the same as in the Change of Control Severance Plan and the same events that trigger payments to the named executive officer under the Change of Control Severance Plan trigger payments under the 2015 Plan.

•
Options.  If the surviving entity assumes, replaces or converts the options and the named executive officer is terminated within 12 months under circumstances that would trigger payment, the options will become fully exercisable, vested or earned. If the options are not assumed, replaced or converted, each option shall be fully exercisable upon a change of control.
•
Restricted Stock and Restricted Stock Units.  If the surviving entity assumes, replaces or converts the stock award and the named executive officer is terminated within 12 months under circumstances that would trigger payment, the stock awards shall be vested. If the restricted stock and restricted stock unit awards are not assumed, replaced or converted, the restricted stock or restricted stock units shall be vested upon a change of control.
•
Cash-Based Incentives.  If the surviving entity assumes, replaces or converts cash-based incentives and the named executive officer is terminated within 12 months under circumstances that would trigger payment, each outstanding cash-based incentive award shall be deemed earned pro-rata based on the fraction of the performance period that has elapsed from the beginning of the performance period until termination. If the cash-based incentives are not assumed, replaced or converted, the cash-based incentives shall be deemed earned upon a change of control.

The 2015 Plan provides that the Compensation Committee, as administrator of the plan, shall determine what amounts will be payable to the named executive officer upon termination, death, disability or retirement in the agreement under which awards are made under the 2015 Plan. The award agreements relating to the 2015 emergence long-term equity grants provide for full vesting of any outstanding restricted stock and option awards covered by the agreement in connection with a named executive officer's death, disability or retirement at or after age 65. In addition, the agreements provide for vesting of a prorated portion of the restricted stock and option awards based on time served if the named executive officer is terminated without cause.

EXECUTIVE COMPENSATION

Employment and Retention Agreements with Mr. Rittes

In accordance with his employment agreement with Nextel Brazil, Mr. Rittes will receive a payment equal to one year of base salary if he is terminated without cause until the legally mandated severance under Brazilian law is greater than this amount, in which case, he will receive the legally mandated severance. In connection with the Sale and to ensure a smooth change of control, Nextel Brazil has entered into a retention agreement with Mr. Rittes providing for a retention bonus equal to 12 months of base salary to be paid 50% on the three-month anniversary of the closing of the Sale and 50% on the six-month anniversary of the closing of the Sale, in each case subject to Mr. Rittes' continued employment through the applicable payment date. If the Sale does not close, no retention payment will be made, and if Mr. Rittes is terminated without cause after the Sale closes, any unpaid retention bonus will be paid in connection with his departure.

Retention and Severance Agreements with Mr. Freiman and Mrs. Smith

As previously disclosed by the Company, in 2015 the Board approved an organizational restructuring of the Company to further streamline expenses by shifting the costs and associated responsibilities from the Company's headquarters in Reston, Virginia to Nextel Brazil. In connection with this restructuring, the Board approved the Release Agreement for certain executive officers of the Company, which, as amended, provides for a severance payment of two times base salary and pro-rated bonus. The Release Agreements were provided to the officers on November 13, 2015 and have been amended from time-to-time to reflect changes in the timeline of the restructuring.

In connection with the Company's announcement of the Sale, the Compensation Committee of the Board determined on March 28, 2019 that it would be in the best interest of the Company to retain Mr. Freiman and Mrs. Smith beyond April 1, 2019 and agreed to amend the Release Agreements with Mr. Freiman and Mrs. Smith in exchange for each officer's agreement to extend their employment. Under the amended arrangements, Mr. Freiman and Mrs. Smith will receive the 2019 Retention Payments, subject to their continued employment through the applicable payment dates. The severance payment received by Mr. Freiman and Mrs. Smith if they are terminated in connection with a Change of Control of the Company, as defined in the Change of Control Severance Plan, on or before June 30, 2020 will be reduced by the 2017 Retention Payment and the 2019 Retention Payments. If termination in connection with a Change of Control of the Company occurs after June 30, 2020, Mr. Freiman and Mrs. Smith will be eligible for the full benefits set forth in the Change of Control Severance Plan. In addition, the defined Severance Period of 12 months under the Change of Control Severance Plan will be removed should the Sale close. Finally, should Mr. Freiman and Mrs. Smith be terminated in a situation that does not trigger payment under the Change of Control Severance Plan, they will remain eligible for the Regular Severance to be paid when termination without cause occurs

CEO PAY RATIO

As required by SEC rules and regulations, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Robert Rittes, Chief Executive Officer of Nextel Brazil and Principal Executive Officer of the Company based on reasonable estimates and calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2018, our last completed fiscal year:

–
the median of the annual total compensation of all employees of the Company (other than Mr. Rittes), was $20,747; and

–
the annual total compensation of Mr. Rittes was $2,704,025, which is 130 times that of the median of the annual total compensation of all employees.

To identify the median of the total annual compensation of all of our employees, as well as to determine the annual total compensation of the "median employee," the methodology and the material assumptions, adjustments and estimates that we used were as follows:

1.
We determined that, as of December 31, 2018, our employee population consisted of 2,657 employees, of which 2,643 were employees of Nextel Brazil and subject to the employment laws of Brazil. In addition, Nextel Brazil is a party to a legally mandated collective bargaining agreement that covers most of its employees and prescribes hours, salary, bonus and other benefits for the covered employees. The remaining 14 employees are U.S.-based employees who are employed directly by the Company.

2.
We identified the median employee by examining annual base salary; bonus, other than one-time hiring bonuses, which were excluded from the calculation; and benefits for all employees who were employed by us on December 31, 2018, using payroll and tax records and foreign equivalent taxable income amounts. The Company excluded from the calculation students and trainees or former employees who retired or left their positions due to disability but remain legally employed by Nextel Brazil and on Nextel Brazil's payroll records in order for Nextel Brazil to provide legally mandated medical benefits. For employees subject to annual bonus, we included bonus paid in 2019 for 2018 and for employees subject to sales commission, commission paid in and for 2018.

3.
After identifying the median employee, we identified and calculated the elements of such median employee's compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

4.
Employees of Nextel Brazil are paid in Brazilian Reais. For purposes of this disclosure, we applied the average exchange rate of 3.66 Brazilian Reais to 1.00 U.S. dollar for the year ended December 31, 2018.

AUDIT INFORMATION

KPMG LLP has audited our consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2017.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the fees accrued or paid to the Company's independent registered public accounting firm for the years ended December 31, 2018 and 2017.

	2018	2017

Audit Fees(1)	$5,349,180	$6,600,725

Audit-Related Fees(2)	$175,000	$30,000

TOTAL	$5,524,180	$6,630,725

(1)
Audit fees consist of those fees rendered for the audit of our annual consolidated financial statements, audit of the effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports and for services normally provided in connection with statutory and regulatory filings.

(2)
Audit-related fees consist of those fees for assurance and related services that are reasonably related to the review of our financial statements.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

It is the policy of the Audit Committee that our independent registered public accounting firm may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee or, in specified circumstances, the Audit Committee chair pursuant to authority delegated by the Audit Committee. The term of any general pre-approval is eighteen months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval. The Audit Committee has delegated its pre-approval authority to Robert Schriesheim, the chair of the Audit Committee.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent registered public accounting firm and our controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. For the years ended December 31, 2018 and 2017, all services provided by our independent registered public accounting firm were pre-approved in accordance with the Audit Committee policy described above.

AUDIT COMMITTEE REPORT

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that we specifically incorporate this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

The Board has adopted a written audit committee charter, which is available on the Investor Relations link of our website at the following address: www.nii.com. In addition, all members of our Audit Committee are independent, as defined in the NASDAQ listing standards. The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2018, as well as the effectiveness of our internal controls over financial reporting as of December 31, 2018 with management and KPMG LLP, our independent registered public accounting firm. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board standards.

The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning the firm's independence from the Company and its subsidiaries and has discussed with KPMG LLP its independence.

In addition, the Audit Committee met with senior management periodically during 2018 and reviewed key initiatives and programs aimed at strengthening the effectiveness of our internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of our internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Audit Committee also met to discuss with senior management our disclosure controls and procedures and the certifications by our chief executive officer and our chief financial officer, which are required for certain of our filings with the Securities and Exchange Commission. The Audit Committee met privately with our independent registered public accounting firm, our internal auditors and other members of our management, each of whom has unrestricted access to the Audit Committee.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for fiscal year 2018 filed with the Securities and Exchange Commission. By recommending to the Board that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited consolidated financial statements.

Date: June 27, 2019

Audit Committee

Robert A. Schriesheim, Chair
Kevin L. Beebe
Howard S. Hoffmann

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated Kevin Beebe, James Continenza, Howard Hoffmann, Richard Knoepfelmacher, Christopher Rogers, Robert Schriesheim and Steven Shindler, who are incumbent directors, for reelection to the Board for a one-year term expiring at the 2020 Annual Meeting of Stockholders. Please see "Director Biographies — Directors Standing for Reelection — To Hold Office Until 2020" of this proxy statement for information concerning our incumbent directors standing for reelection.

If any of the nominees are unable to serve as a director, the persons named in the enclosed proxy reserve the right to vote for a substitute nominee designated by our Board, to the extent consistent with our Amended and Restated Certificate of Incorporation and our Fifth Amended and Restated Bylaws. The nominees listed above have consented to be nominated and to serve if elected. We do not expect any of the nominees will be unable to serve.

VOTE REQUIRED

Provided a quorum is present and it is an uncontested election, directors are elected by a majority of the votes cast for each director at the Annual Meeting. This means that the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that nominee. Abstentions and broker non-votes will have no effect on the election of directors. If a nominee who is currently serving as a director is not elected at the Annual Meeting, under Delaware law the director will continue to serve on the Board as a "holdover director." However, in accordance with our Corporate Governance Guidelines, incumbent directors are required to submit an irrevocable, contingent resignation to the Board that becomes effective only if the director fails to receive a majority of votes cast for reelection in an uncontested election. In accordance with the Corporate Governance Guidelines, the Board will consider the director's resignation within 90 days following the election results and will promptly disclose its decision to accept or reject the director's conditional resignation. Since Kevin Beebe, James Continenza, Howard Hoffmann, Richard Knoepfelmacher, Christopher Rogers, Robert Schriesheim and Steven Shindler are standing for reelection, they have each submitted irrevocable, contingent resignations consistent with the requirements of our Corporate Governance Guidelines.

In the event of a contested election in accordance with our Fifth Amended and Restated Bylaws, directors shall be elected by the vote of a plurality of the votes cast. Abstentions and broker non-votes will have no effect on the election of directors in a contested election.

Our Board recommends that the holders of common stock vote "FOR" Proposal 1 to elect incumbent directors Kevin Beebe, James Continenza, Howard Hoffmann, Richard Knoepfelmacher, Christopher Rogers, Robert Schriesheim and Steven Shindler for a one-year term expiring at the 2020 Annual Meeting of Stockholders.

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act of 1934, as amended, we are asking our stockholders to provide advisory approval of the compensation of our named executive officers, as described in this proxy statement. While this vote is advisory, it will provide information to our Compensation Committee regarding investor sentiment about our compensation principles and objectives. We urge you to read the information provided under "Executive Compensation — Compensation Discussion and Analysis" and the compensation tables and related narratives appearing in this proxy statement for more information regarding the compensation of our named executive officers. The Compensation Committee develops our executive compensation strategy in furtherance of the following principal compensation objectives:

•
align executive compensation with stockholders' interests;
•
recognize individual initiative and achievements;
•
attract, motivate and retain highly qualified executives; and
•
create incentives that drive the entire executive management team to achieve challenging corporate goals that drive superior long-term performance.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the philosophy and structure of our compensation program for our named executive officers as well as the overall compensation of those officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Our Board and our Compensation Committee value the opinions of our stockholders. Members of management discussed the Company's compensation program with stockholders following the results of the non-binding advisory stockholder vote on the compensation program for our named executive officers held at our 2018 Annual Meeting of Stockholders, and in connection with stockholder requests to better align the interests of directors, management and stockholders, the Board provided a grant of restricted stock units to members of the Board and Mr. Rittes in 2018, and changed the short-term bonus program for Mr. Freiman and Mrs. Smith so that 50% of the 2018 short-term bonus was paid in restricted stock units that were settled in shares of common stock instead of providing the bonus payment in cash.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

"RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and the other related narrative disclosure."

VOTE REQUIRED

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 2. Abstentions and broker non-votes will not impact the outcome of the vote on this proposal.

Our Board recommends that the stockholders vote "FOR" Proposal 2 to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

General

At the Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to amend the Company's 2015 Incentive Compensation Plan (the "2015 Plan"). This amendment (the "Plan Amendment"), which was adopted by the Board on June 27, 2019, would modify the 2015 Plan to authorize an additional 2,644,166 shares of common stock to be available under the 2015 Plan. The Plan Amendment increases the number of shares of common stock available for issuance pursuant to the 2015 Plan from 5,263,158 to 7,907,324. Before the Plan Amendment may be effective, stockholder approval is required under NASDAQ Rule 5635(c).

In a registration statement on Form S-8 filed with the SEC on June 26, 2015, the Company registered 5,263,158 shares to be issued under the 2015 Plan.

Reasons for the Plan Amendment

The purpose of the Plan Amendment is to increase the number of shares of common stock reserved for issuance under the 2015 Plan so that all outstanding grants of restricted stock units may be settled with shares of common stock, further aligning the recipients' interest with the interest of the stockholders. The proposed increase in authorized shares under the 2015 Plan would not be sufficient to make new grants if the outstanding grants of restricted stock units are settled in shares. If this proposed amendment is not adopted by our stockholders, then these outstanding restricted stock units will be settled in cash.

As described above under the heading "Director Compensation — Fees Payable to Non-Employee Directors," in August 2018, directors received grants of restricted stock units pursuant to the 2015 Plan that are scheduled to vest in three equal annual installments beginning on August 17, 2019. Following consideration of many factors described more fully above, and after consultation and discussion with our compensation consultant, Lyons, Benenson, the Compensation Committee awarded 236,996 restricted stock units to each of the directors other than Mr. Shindler, and 33,699 restricted stock units to Mr. Shindler. Mr. Shindler's award was less due to his director compensation package and Mr. Shindler's Separation and Release Agreement and the potential change of control payment available under that agreement. Although awarded in 2018, these grants were intended to cover equity awards for 2018, 2019 and 2020.

Further, in connection with stockholder requests to better align the interests of directors, management and stockholders, the Board provided a grant of 388,128 restricted stock units to Mr. Rittes in 2018, and changed the short-term bonus program for Mr. Freiman and Mrs. Smith so that 50% of the short-term bonus award for each is in the form of 114,774 restricted stock units.

At vesting, restricted stock units may be settled in cash or in shares of common stock at the election of the Compensation Committee of the Board. Restricted stock units settled in shares of common stock count against the total number of shares available for issuance pursuant to the 2015 Plan by 1.5 shares of common stock for every one share of common stock issued to settle the award. Restricted stock units settled in cash do not count against the total number of shares available for issuance pursuant to the 2015 Plan. The Company does not currently have sufficient shares available under the 2015 Plan to settle these outstanding grants of restricted stock units with shares pursuant to the 2015 Plan.

Summary of the Plan

Purpose

The primary purpose of the 2015 Plan is to assist the Company in attracting, retaining and motivating directors, officers and other designated employees of the Company and its subsidiaries, and to further align their interests with the interests of the Company's stockholders by increasing their ownership interests in the Company, and/or providing incentives based on the financial performance of the Company and its subsidiaries.

Eligibility

Any director or employee of the Company, its subsidiaries or affiliates is eligible to participate in the 2015 Plan. The Compensation Committee will determine, in its sole discretion, the eligible persons to whom Awards will be made. An

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

individual's status as an employee or director does not entitle such individual to an Award under the 2015 Plan; all Awards must be approved by the Compensation Committee. As of July 12, 2019, there were approximately 70 eligible individuals who were directors or employees of the Company, its subsidiaries or affiliates.

Administration

The 2015 Plan is administered by the Compensation Committee, which has full power to interpret and administer the 2015 Plan and full authority to take, or cause to be taken, any and all action which it deems necessary to implement, carry out and administer the 2015 Plan, including, selecting the eligible persons to whom Awards will be granted, determining the amount and type of Awards to be granted to each participant, determining the terms and conditions of all Awards, and determining and interpreting the terms of Award Agreements (as defined in the 2015 Plan).

Shares Subject to the 2015 Plan

The total number of shares of common stock authorized and available for Awards under the Plan is 7,907,324, which takes into account the proposed 2,644,166 increase), of which approximately 5,014,034 were already granted as of July 12, 2019, subject to adjustment pursuant to the 2015 Plan's share counting rules. Award means a grant of an Option, Restricted Stock, Restricted Stock Unit or Cash-Based Incentive Award and all Awards will be subject to an Award Agreement (as such terms are defined in the 2015 Plan). Both incentive stock options and non-qualified options, as described below, may be granted under the 2015 Plan, and all shares of common stock authorized and available for Awards under the 2015 Plan may be issued pursuant to the exercise of incentive stock options. Awards granted under the 2015 Plan that are settled in cash, in whole or in part, will not count against the total number of shares of common stock available for Awards under the 2015 Plan to the extent of such cash settlement. The total number of shares of common stock available for Awards under the 2015 Plan will be reduced by (a) one share of common stock for every one share of common stock subject to an Option granted under the 2015 Plan, and (b) 1.5 shares of common stock for every one share of common stock subject to an Award other than an Option granted under this 2015 Plan.

In addition to the overall limit, the 2015 Plan provides additional limits ("Annual Award Limits") to grants of Awards under the 2015 Plan: (i) the maximum aggregate number of shares of common stock subject to Options which may be granted in any one plan year to any one participant is 1,000,000, (ii) the maximum aggregate number of shares of common stock subject to Awards of restricted stock that are intended to qualify as "qualified performance-based compensation" under Code Section 162(m) which may be granted in any one plan year to any one participant is 500,000, (iii) the maximum aggregate number of shares of common stock subject to restricted stock units that are intended to qualify as "qualified performance-based compensation" under Code Section 162(m) which may be granted in any one plan year to any one participant is 500,000, and (iv) the maximum aggregate Cash-Based Incentive Award cash payments that are intended to qualify as "qualified performance-based compensation" under Code Section 162(m) which may be granted in any one plan year to any one participant is $3,000,000.

Options

Exercise Price:    The exercise price of an Option will be determined by the Compensation Committee; however, the exercise price per share will not be less than the fair market value of a share of common stock underlying such Option on the date of grant. In the case of any incentive stock option granted to a ten percent stockholder, the exercise price per share shall not be less than 110% of the fair market value of a share of common stock on the date of grant. An Option may be exercised, and payment of the exercise price made, by a participant only by notice to the Company specifying the number of shares of common stock to be purchased.

Term:    Award Agreements evidencing Options will specify when and under what terms and conditions an Option shall become vested and may be exercisable, which may include the attainment of specified goals or performance goals. The term of an Option will in no event be greater than ten years (five years in the case of an incentive stock option granted to a ten percent stockholder). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder and/or under the applicable Award Agreement.

Incentive Stock Options:    Incentive stock options may only be granted to employees of the Company or a subsidiary (provided, however, that solely for this purpose, grants of incentive stock options to an employee of a subsidiary may only be made if the Company controls at least a majority of the total voting power of such subsidiary, as determined in accordance

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

with Code Section 424 and the regulations thereunder). Incentive stock options shall not be granted to any nonresident alien in return for services performed outside of the United States. Any incentive stock options, which first become exercisable in any one calendar year that are in excess of the $100,000 statutory limit shall be treated as non-qualified stock options, with respect only to such excess. Participants must notify the Company of any sale or other disposition of shares of common stock acquired pursuant to an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an incentive stock option or (ii) within one year of the issuance of shares of common stock to the participant upon the exercise of an incentive stock option. Such notice shall be in writing and directed to the Secretary of the Company, or such Secretary's designee. The Company shall not be liable to any participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an incentive stock option does not qualify as an incentive stock option.

Non-Qualified Options:    Non-qualified options are Options that are not intended to be, and/or that do not meet the requirements for, incentive stock options.

Vesting:    The total number of shares of common stock subject to an Option may, but need not, vest and become exercisable in periodic installments, which installments may, but need not, be equal. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance, the attainment of goals or performance goals, or other criteria) as the Compensation Committee may deem appropriate. The vesting provisions of individual Options will be set forth in the Award Agreement and may vary. The Compensation Committee may accelerate the vesting and exercisability of an Option.

Restricted Stock

Unless the Compensation Committee determines otherwise and as provided in the applicable Award Agreement, during the restriction period, the participant shall have (i) the right to vote the shares of Restricted Stock and, (ii) unless the Restricted Stock Award includes goals or performance goals, the right to receive the participant's allocable share of any cash dividends declared and paid by the Company on its common stock. If the Restricted Stock Award is subject to goals or performance goals, the Compensation Committee may, in its discretion and to the extent the Company pays dividends on the common stock during the restriction period, determine that the participant may be credited with dividend equivalent units equal in value to the amount of dividends the participant would have received had he/she owned the target number of shares of common stock underlying the Award. Such dividend equivalent units, if so determined by the Compensation Committee, will be accumulated but will not be paid during the restriction period and, if all applicable conditions are satisfied and the restrictions imposed under the Award lapse, will be paid to the participant in cash, or shares of common stock of equal value, as soon as reasonably practical following the expiration of the restriction period. The Compensation Committee may condition payment of an Award of Restricted Stock upon the participant's continued service over a period of time with the Company, its subsidiaries or affiliates, or satisfaction of goals or performance goals. Upon the expiration of the restriction period, if all applicable conditions have been satisfied, the restrictions imposed under the Award will lapse with respect to the applicable number of shares of Restricted Stock as determined by the Compensation Committee. The Compensation Committee may accelerate the vesting of Restricted Stock.

Restricted Stock Units

During the restriction period, the participant will not be entitled to exercise voting rights with respect to shares of common stock underlying the Award. At the time the Restricted Stock Unit is granted, the Compensation Committee may, in its discretion and to the extent the Company pays dividends on the common stock during the restriction period, determine that the participant may be credited with dividend equivalent units equal in value to the amount of dividends the participant would have received had he/she owned the target number of shares of common stock underlying the Award. Such dividend equivalent units, if so determined by the Compensation Committee, will be accumulated but will not be paid during the restriction period and if all applicable conditions are satisfied and the Award is distributed, will be paid to the participant in cash, or shares of common stock of equal value, as soon as reasonably practical following the expiration of the restriction period. The Compensation Committee may condition the expiration of the restriction period upon the participant's continued service over a period of time with the Company, its subsidiaries or affiliates, or satisfaction of goals or performance goals. Upon the expiration of the restriction period, if all applicable conditions have been satisfied, the participant will be entitled to receive a share of common stock for each share underlying the Restricted Stock Unit Award that is then free from restriction, or cash equal to the fair market value of such shares of common stock on the date the restriction period expires, and such

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

shares or cash will be delivered to the participant as soon as reasonably practical thereafter. The Compensation Committee may accelerate the vesting of Restricted Stock Units.

Cash-Based Incentive Awards

Each Cash-Based Incentive Award shall be evidenced by an Award Agreement or Compensation Committee resolutions, if the Cash-Based Incentive Award is to be settled solely in cash. The applicable Award Agreement or Compensation Committee resolutions must set forth the goals or performance goals and/or continued employment requirements that must be satisfied for the participant to receive payment under the Cash-Based Incentive Award. The participant will not have any rights as a stockholder with respect to a Cash-Based Incentive Award until such time as the Cash-Based Incentive Award has been earned and settled, provided that such settlement is made in shares of common stock. The Award Agreement will specify the form of payment under a Cash-Based Incentive Award, which may be in cash, by the issuance of shares of common stock, or by a combination thereof. If and to the extent the applicable conditions are satisfied during the applicable performance period, the Company will distribute the Award to the participant as soon as reasonably practical following the expiration of the applicable performance period.

Adjustments upon Changes in Capitalization

Under the 2015 Plan, a "Material Business Event" means the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Code Section 424(a) applies. In the event of a Material Business Event, the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of participants' rights under the 2015 Plan, may substitute or adjust, as applicable (i) the number and/or kind of shares that may be issued under the 2015 Plan or under particular types of Award Agreements, (ii) the number and/or kind of shares subject to outstanding Awards, (iii) the exercise price or other economic terms of any outstanding Awards, (iv) the annual award limits, (v) the Annual Award Limits, (vi) the amount and/or type of payment to be received under Awards, and (vii) any other value determinations applicable to outstanding Awards. Upon the occurrence of a Material Business Event, the Compensation Committee may make appropriate adjustments or modifications in the terms and conditions of any outstanding Awards under the 2015 Plan, including, but not limited to, modifications and accelerations of vesting provisions, performance goals and restriction periods.

Substitute Awards

The Compensation Committee may grant Awards under the 2015 Plan in substitution for stock-based awards held by employees of another entity who become employees of the Company, a subsidiary or an affiliate as a result of a merger or consolidation of the former employing entity with the Company, a subsidiary or an affiliate, or the acquisition by the Company, a subsidiary or an affiliate of property or stock of the former employing corporation.

Change in Control

Under the 2015 Plan, upon the occurrence of a Change in Control (as defined in the 2015 Plan), which includes the Sale and Dissolution, and upon the date determined by resolution of the Board to be the date of the triggering event, unless an outstanding Award is assumed, replaced or converted to an equivalent award by the continuing entity (a "Replacement Award"), or as otherwise determined by the Compensation Committee, upon a Change in Control (i) each outstanding Award of Restricted Stock or Restricted Stock Units shall be fully vested, except that any Awards of Restricted Stock or Restricted Stock Units that are subject to goals or performance goals shall vest at the target level, (ii) each outstanding Award of Options shall be fully exercisable (in whole or in part at the discretion of the holder), except that any Awards of Options that are subject to goals or performance goals shall become exercisable at the target level, and (iii) each outstanding Cash-Based Incentive Award shall be earned pro-rata based on the fraction (using the nearest whole months) of the performance period that has elapsed from the beginning of the performance period until the Change in Control and assuming achievement of goals and performance goals at the target level (if applicable). Any Replacement Award shall be fully exercisable, vested or earned (except that Replacement Awards subject to performance goals shall be exercisable, vested or earned at the target level) if, within twelve (12) months after a Change in Control, (a) the participant's employment or other service is terminated without Cause (as defined in the 2015 Plan) or the participant voluntarily terminates his or her service or Good Reason (as defined in the 2015 Plan).

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

In connection with a Change in Control, the Compensation Committee may in its sole discretion provide that such Awards and all rights thereunder (after applying the provisions described above) shall terminate on the Change in Control and each participant shall receive, in exchange therefor, a cash payment; provided that if the calculations of the cash payment do not amount to a positive cash payment, all rights under such Award will terminate without payment in any event. In the case of Options such cash payment shall equal the amount (if any) by which (A) the per share consideration to be paid for each outstanding share of common stock in (or other applicable per share value) the Change in Control multiplied by the number of shares subject to such outstanding Options, exceeds (B) the aggregate exercise price of such Options. In the case of Restricted Stock and Restricted Stock Units, the cash payment shall be based on the value of the underlying common stock (calculated as the per share consideration to be paid for each outstanding share of common stock in (or other applicable per share value) the Change in Control).

Transferability

Awards may not be pledged, assigned or transferred for any reason during the participant's lifetime. Notwithstanding the generality of the foregoing, the Award Agreement may provide that an Award (other than incentive stock options) may be transferred by a participant to the participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under SEC Rule 16b-3. Any transferee of a participant will be subject to the 2015 Plan and the provisions of the Award Agreement between the Company and the participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution.

Amendments

The Compensation Committee has the power to amend, suspend or terminate the 2015 Plan at any time, provided that termination of the 2015 Plan will not affect Awards outstanding under the 2015 Plan at the time of termination. Notwithstanding the foregoing, an amendment to the 2015 Plan is contingent on approval of the Company's stockholders, to the extent required by law or by the rules of any stock exchange on which the Company's securities are traded. As mentioned above and below, the Plan Amendment must be approved by the stockholders in accordance with NASDAQ Rule 5635(c).

Governing Law

To the extent federal law does not otherwise control, the 2015 Plan is governed by and construed in accordance with the laws of the State of Delaware.

Federal Income Tax Consequences of Awards under the 2015 Plan

The following discussion summarizes the federal income tax consequences to participants who may receive Awards under the 2015 Plan and to the Company arising out of the granting of such Awards. The discussion is based upon interpretations of the Internal Revenue Code in effect as of June 2019 and regulations promulgated thereunder as of such date.

This discussion is not intended to, and does not, provide or supplement tax advice to recipients of Awards, and participants are advised to consult with their own personal independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of Awards under the 2015 Plan, including, but not limited to, any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.

Non-Qualified Options

Upon the grant of a non-qualified option, a participant will not be in receipt of taxable income. Upon exercise of either a non-qualified option, a participant will be in receipt of ordinary income in an amount equal to the excess of the fair market value of the acquired shares of common stock over the exercise price. Gain or loss upon a subsequent sale of any common stock would be taxed to the participant as long- or short-term capital gain or loss depending on the holding period.

Incentive Stock Options

A participant will not be in receipt of taxable income upon the grant or exercise of an incentive stock option. Upon the exercise of an incentive stock option, the amount by which the fair market value of the stock received on exercise exceeds the exercise price is generally a tax preference adjustment for the purpose of the alternative minimum tax. If the participant holds

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

the shares acquired on the exercise of an incentive stock option for the requisite incentive stock option holding period set forth in the Internal Revenue Code, the participant generally will recognize a long-term capital gain or loss upon their subsequent sale or exchange measured by the difference between the sale price and the exercise price of the incentive stock option. If a participant does not hold the shares acquired on the exercise of an incentive stock option for the requisite holding period, the participant may be in receipt of ordinary income based upon a formula set forth in the Internal Revenue Code, generally the lesser of (i) the difference between the fair market value of the common stock on the date of exercise of the incentive stock option over the exercise price of the incentive stock option and (ii) the amount realized upon the disposition of the common stock acquired by the incentive stock option over the exercise price of the incentive stock option. To the extent that the amount realized on such sale or exchange exceeds the fair market value of the common stock on the date of the incentive stock option exercise, the participant will generally recognize capital gains.

Restricted Stock Units

Upon the grant of a restricted stock unit (whether time-vested or subject to achievement of performance goals), a participant will not be in receipt of taxable income. On delivery of shares or cash pursuant to the Award, a participant will be in receipt of ordinary income in an amount equal to the fair market value of the acquired shares of common stock (and/or cash). The fair market value of any acquired shares on the delivery date will be the participant's tax basis for purposes of determining any subsequent gain or loss from the sale of the shares, and the participant's holding period with respect to the shares will begin at the delivery date.

Restricted Stock

A participant who has been granted an Award of restricted stock will be in receipt taxable income at the time of grant, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares subject to an Award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. A participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have the income recognized and measured at the date of grant of the Award of restricted stock and to have the applicable capital gain holding period commence as of that date.

Cash-Based Incentive Award

A participant who has been granted a Cash-Based Incentive Award will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an Award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received.

Deduction

Generally, the Company will be entitled to a tax deduction equal to the amount recognized as ordinary income by a participant with respect to an Award. The Company's deduction may be limited under Section 162(m) of the Code (which generally limits compensation deductions for certain employees to $1 million) and Section 280G of the Code (which generally limits deductions for compensation paid in connection with a change in control when such compensation exceeds certain levels). In addition and for the avoidance of doubt, the Company will not be entitled to any tax deduction with respect to an incentive stock option, if the shares acquired on the exercise of an incentive stock option are held for the requisite incentive stock option holding period.

PROPOSAL 3 — AMENDMENT TO 2015 INCENTIVE COMPENSATION PLAN

2015 Plan Information

The following table sets forth information as of December 31, 2018, with respect to compensation plans under which shares of our common stock are authorized for issuance.

	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)

Equity Compensation Plans Approved by Shareholders:

2015 Incentive Compensation Plan	5,027,060	$2.69	3,554,910	(3)

Total	5,027,060	$2.69	3,554,910

(1)
Restricted stock units issued under the 2015 Plan are not included in the calculation of weighted average exercise price.

(2)
Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights, and shares subject to an outstanding but unvested restricted stock or restricted stock unit award.

(3)
The 2015 Plan permits the grant of one or more of the following awards: options, restricted stock, restricted stock units and cash-based incentives. The number of shares authorized to be issued under the 2015 Plan will be reduced by one share of common stock for each share of common stock issued pursuant to a stock option and by one and one-half shares of common stock for each share of common stock issued pursuant to all other equity-based awards. As of December 31, 2018, common stock reserved for future issuance does not include 2,054,427 restricted stock units that were issued in 2018 that may be settled in cash or shares of common stock at vesting, and if settled in shares of common stock, would reduce the shares available for grant under our 2015 Plan by 3,081,641 shares.

No new awards will be made under the 2015 Plan with respect to the 2,644,166 shares of common stock that would be added to the 2015 Plan, subject to stockholder approval under this Proposal 3. As described above, the purpose of the increase in number of shares authorized under the 2015 Plan is to settle the outstanding grants of restricted stock units with shares of common stock rather than cash. The table below discloses the number of units and dollar value of outstanding grants of restricted stock units for each of the following individuals or groups that will be settled in shares of common stock, subject to stockholder approval of this Proposal 3, based on the $1.80 closing price of a share of our common stock as reported on the NASDAQ on July 12, 2019.

2015 Equity Incentive Compensation Plan

Name and Position	Dollar Value ($)	Number of Units

Roberto Rittes, Chief Executive Officer of Nextel Brazil and Principal Executive Officer of the Company	232,877	129,376

Daniel Freiman, Vice President and Chief Financial Officer of the Company	206,593	114,774

Shana Smith, Vice President, General Counsel and Corporate Secretary of the Company	206,593	114,774

Executive Group	734,587	408,104

Non-Executive Director Group	2,620,215	1,455,675

Non-Executive Officer Employee Group	117,146	65,081

VOTE REQUIRED

Before the Plan Amendment may be effective, stockholder approval is required under NASDAQ Rule 5635(c). The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3. Abstentions and broker non-votes will not impact the outcome of the vote on this proposal.

Our Board recommends that the stockholders vote "FOR" Proposal 3 to amend the 2015 Plan to increase the number of shares available to be issued thereunder.

PROPOSAL 4 — AMENDMENT AND RESTATEMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FIFTH AMENDED AND RESTATED BYLAWS

General

At the Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to amend and restate the Company's Amended and Restated Certificate of Incorporation and Fifth Amended and Restated Bylaws. These amendments (the "Amendments"), which were adopted by the Board on June 27, 2019, would amend Section A of the Fifth Article of the Amended and Restated Certificate of Incorporation and Section 3.1 of the Fifth Amended and Restated Bylaws to reduce the minimum number of directors of the Company from three directors to one director.

Currently, Section A of the Fifth Article of the Amended and Restated Certificate of Incorporation and Section 3.1 of the Fifth Amended and Restated Bylaws provide that the Board shall consist of at least three members. The Amendments would reduce the minimum number of directors from three directors to one director, which would allow the Board to set the number of directors of the Company to be as few as one director.

The form of the proposed Amended and Restated Certificate of Incorporation, marked to show the proposed changes, is attached hereto as Appendix A. The form of the proposed Sixth Amended and Restated Bylaws, marked to show the proposed changes, is attached hereto as Appendix B.

Before the Amendments may be effective, stockholder approval is required and the Board recommends that the stockholders approve and adopt the Amendments.

Purpose of the Amendments

The purpose of the Amendments is to permit the Company to have as few as one director if determined by the Board to be in the best interest of the Company and its stockholders. The Amendments give the Company the flexibility to reduce the size of the Board, which the Board believes may be desirable, following the consummation of the Sale. Following the consummation of the Sale, the Company will no longer have any operating assets and it will be liquidated and dissolved in accordance with the Plan of Dissolution approved by the stockholders on June 27, 2019. Following the Dissolution, the Company will cease conducting its business, wind up its affairs, dispose of non-cash assets, pay or otherwise provide for its obligations, and distribute any remaining assets during a post-dissolution period of approximately three years, as required by the Delaware General Corporation Law. During that time, the Board believes it will be most efficient and cost effective to reduce the Board to one director for the remaining period that the Company continues to exist following the Dissolution.

VOTE REQUIRED

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve each of the Amendments. If our stockholders approve the Amendments, they will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware that sets forth the language described above.

Our Board recommends that the stockholders vote "FOR" Proposal 4 to approve the Amendments.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP served as our independent registered public accounting firm for the fiscal years ended December 31, 2018 and December 31, 2017, and has been selected by the Audit Committee to serve as our independent registered public accounting firm for the current fiscal year. Information concerning the fees paid to KPMG LLP is included in this proxy statement under the heading "Audit Information." Representatives of KPMG LLP will be present at the Annual Meeting and available to respond to appropriate questions from stockholders and may make a statement if they so desire.

Although our Fifth Amended and Restated Bylaws do not require stockholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board is requesting that stockholders ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

VOTE REQUIRED

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 5. Abstentions and broker non-votes will not impact the outcome of the vote on this proposal.

Our Board recommends that the stockholders vote "FOR" Proposal 5 to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2019.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended for consideration for inclusion in our proxy statement for the 2020 Annual Meeting of Stockholders must be forwarded in writing and received at our principal executive office at 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190 no later than March 17, 2020, directed to the attention of our Vice President, General Counsel and Secretary. Moreover, with respect to any proposal by a stockholder not seeking to have a proposal included in our proxy statement but seeking to have a proposal considered at the 2020 Annual Meeting of Stockholders, the stockholder must notify our Vice President, General Counsel and Secretary in the manner set forth above before June 6, 2020. With respect to proposals in this latter category, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to that proposal, if the proposal is considered at the 2020 Annual Meeting of Stockholders, even if stockholders have not been advised of the proposal in the proxy statement for the 2020 Annual Meeting of Stockholders. Any proposals submitted by stockholders must comply in all respects with the rules and regulations of the SEC then in effect and Delaware law and our Fifth Amended and Restated Bylaws. Additional details regarding the process to be followed by stockholders wishing to make a proposal are included in the Company's Fifth Amended and Restated Bylaws, which are available on the Investor Relations page of our website at www.nii.com.

IMPORTANT INFORMATION

To assure your representation and a quorum for the transaction of business at the Annual Meeting, we urge you to please complete, sign, date and return the enclosed proxy card promptly or otherwise vote by using the toll-free number or visiting the website listed on the proxy card if you are eligible to do so.

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO STOCKHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K MAY BE OBTAINED WITHOUT CHARGE BY: (1) WRITING TO NII HOLDINGS, INC., 12110 SUNSET HILLS ROAD, SUITE 600, RESTON, VIRGINIA 20190, ATTENTION: VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, OR (2) BY CONTACTING OUR INVESTOR RELATIONS DEPARTMENT AT 703-547-5209. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

APPENDIX A PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NII HOLDINGS, INC.
(Amended and Restated as of ~~June 26, 2015~~August 20, 2019)

NII Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

1.     The name of the corporation is NII Holdings, Inc. (the "Corporation"). The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on October 18, 2000 under the name of NII Acquisition Company. A Certificate of Merger was filed with the Secretary of State on November 28, 2000. A Certificate of Amendment was filed with the Secretary of State on December 21, 2001. A Restated Certificate of Incorporation was filed with the Secretary of State on November 12, 2002. Certificates of Amendment were filed with the Secretary of State on May 5, 2004 and on May 4, 2006. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State on May 22, 2013. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State on June 26, 2015.

2.     ~~The~~This Amended and Restated Certificate of Incorporation (as amended from time to time, the "Certificate of Incorporation"), which both restates and further amends the provisions of the Corporation's Amended and Restated Certificate of Incorporation as hereinafter set forth, was duly adopted in accordance with the provisions of Sections 242~~, 245~~ and ~~303~~245 of the Delaware General Corporation Law on ~~June 26, 2015~~August 20, 2015.

3.     The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

  FIRST:     The name of the Corporation is NII Holdings, Inc.

  SECOND:     The address of its registered office in the State of Delaware is Corporation Service Company, ~~2711 Centerville Road, Suite 400~~251 Little Falls Drive, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

  THIRD:     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

  FOURTH:     Authorized Shares.

The total authorized number of shares of all classes of capital stock which the Corporation has authority to issue is one hundred fifty million (150,000,000) shares, divided into two classes as follows:

One hundred forty million (140,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"); and Ten million (10,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

A.
Common Stock.

  1.     Voting Rights.    Subject to any voting rights granted to Preferred Stock outstanding at the time, each share of Common Stock shall be entitled to one (1) vote per share, in person or by proxy, on all matters submitted to a vote of the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote. Except as otherwise required in this Certificate of Incorporation, the Corporation's Bylaws or by applicable law, the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation generally (or if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of shares of Preferred Stock, if any).

  2.     Dividends and Distributions.    Subject to the preferences applicable to any Preferred Stock outstanding at any time, if any, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Corporation's Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

  3.     Liquidation.    If the Corporation shall be liquidated (either partial or complete), dissolved or wound up, whether voluntarily or involuntarily, the holders of the Common Stock shall be entitled to share ratably in the net assets of the Corporation remaining after payment of all liquidation preferences, if any, applicable to any outstanding Preferred Stock.

B.
Undesignated Preferred Stock.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock as preferred stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, voting powers, preferences, and relative, participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such series of stock may be made dependent upon facts ascertainable outside the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. Such authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

  (1)    the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

  (2)    the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

  (3)    whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and conditions of such redemption;

  (4)    whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

  (5)    whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

  (6)    whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

  (7)    the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

  (8)    any other powers, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

C.
Non-Voting Securities.

The Corporation shall not issue non-voting equity securities; provided, however, that the foregoing restriction shall (a) have no further force and effect beyond that required under Section 1123(a)(6) of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), (b) only have such force and effect for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time may be in effect. The prohibition on the issuance of non-voting equity securities is included in this Certificate of Incorporation in compliance with Section 1123(a)(6) of the Bankruptcy Code (11 U.S.C. §1123(a)(6)).

  FIFTH:

    A.     The number of directors constituting the Board of Directors shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation~~, but in no case may the number of directors be less than three~~.

    B.     Until the 2017 Annual Meeting, the directors shall be divided into two classes, designated as Class I and Class II. The initial term for the one director in Class I shall expire at the annual meeting of stockholders to be held in 2016 and thereafter at the annual meeting of stockholders to be held in 2017. The term for all of the other directors who shall be in Class II shall expire at the annual meeting of stockholders to be held in 2017. At the 2017 Annual Meeting of Stockholders, and each annual meeting of stockholders thereafter, each director shall be elected for a term expiring at the next annual meeting of stockholders and until such director's successor is elected and qualified, or such director's earlier resignation or removal. So long as the Board of Directors is divided into classes, any increase or decrease in the number of directors constituting the Board shall be apportioned among the classes so as to maintain at least one director in each class. Any director elected or appointed to fill a vacancy shall hold office for the remaining term of the class to which such director is assigned. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The Bylaws may contain any provision regarding classification of the Corporation's directors not inconsistent with the terms hereof. Until the 2017 Annual Meeting of Stockholders, the affirmative vote of holders of no less than seventy-five percent (75%) of the voting power of the outstanding Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Clause B.

  SIXTH:

    A.     The Board of Directors is authorized to make, alter, amend or repeal the Bylaws of the Corporation (other than Sections 2.2 (Annual Meetings), 2.3 (Special Meetings), 2.5 (Quorum), 2.6 (Voting), 2.8 (Submission of Business for Consideration at Meetings of Stockholders), 2.9 (Action Without a Meeting), 3.1 (Number and Qualification), 3.2 (Election and Term), 3.3 (Nominations), 3.4 (Majority Voting in Director Elections); 3.5 (Vacancies); 3.6 (Removal), 8.7 (Beneficial Ownership) and Article IX of the Bylaws (as such provisions are designated in the Bylaws in effect on the date hereof) unless otherwise provided in any such provision, or any provision to the extent adopted, altered, amended or repealed pursuant to an action taken by stockholders, any successor provision to such provisions or any other alteration or amendment inconsistent with such sections). The stockholders acting by the affirmative vote of the holders of a majority of the voting power of the outstanding Voting Stock, voting together as a single class, are also authorized to make, alter, amend or repeal the Bylaws of the Corporation.

    B.     The Corporation shall not be governed by or subject to Section 203 of the Delaware General Corporation Law.

    C.     Subject to the rights of the holders of any series of Preferred Stock:

      (1)    any action required or permitted to be taken by the stockholders of the Company may be taken at a duly called annual or special meeting of stockholders of the Company or without a meeting by means of any consent in writing of such stockholders; and

      (2)    special meetings of stockholders of the Company may be called by the secretary upon the written request of the chairman of the Board or chief executive officer at any time and shall be called by the secretary upon the request in writing of not less than a majority of the Board of Directors, or of stockholders holding, beneficially or of record, not less than thirty-three percent (33%) of the Common Stock of the Corporation issued and outstanding and entitled to vote, where beneficial ownership for these purposes may be established by any method prescribed by Rule 14a-8(b)(2) under the Securities Exchange Act of 1934, as amended, or any successor provision (without giving effect to any minimum threshold or duration of ownership limitation therein).

At any annual meeting or special meeting of stockholders of the Company, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws of the Company. For the purposes of this Certificate of Incorporation, "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of Directors.

  SEVENTH:

    A.     To the fullest extent permitted by the Delaware General Corporation Law as it now exists and as it may hereafter be amended, no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of any fiduciary or other duty as a director, provided that this provision shall not eliminate or limit the liability of a director (1) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

    B.     The rights and authority conferred in this Article SEVENTH shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.

    C.     Neither the amendment, alteration or repeal of this Article SEVENTH, nor the adoption of any provision inconsistent with this Article SEVENTH, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, alteration or repeal with respect to acts or omissions occurring prior to such amendment, alteration, repeal or adoption.

    D.     Any person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the Delaware General Corporation Law, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation and are not serving at the request of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this Clause D shall also include the right to advancement by the Corporation of any and all expenses (including attorneys' fees) incurred in the defense of or other involvement in any proceeding in advance of its final disposition; provided, however, that the advancement of expenses (including attorneys' fees) incurred by a person in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such person to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Clause D.

APPENDIX B PROPOSED SIXTH AMENDED AND RESTATED BYLAWS
NII HOLDINGS, INC.
~~FIFTH~~SIXTH AMENDED AND RESTATED BYLAWS
ARTICLE I
OFFICES

Section 1.1    Registered Office.    The registered office of NII Holdings, Inc. (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 1.2    Offices.    The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.1    Time and Place.

  (a)    All meetings of the stockholders for shall be held at such time and place (if any) as designated by the Board of Directors, within or without the State of Delaware, and stated in the notice of the meeting provided in accordance with Section 2.4 hereof. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that a meeting of stockholders will not be held at any place, but may instead be held by means of remote communications pursuant to Section 8.6. The Board may reschedule to an earlier or later date any previously scheduled annual or special meeting of stockholders (subject, in the case of a special meeting called pursuant to Section 2.3, to the requirements of therein).

  (b)   Except as otherwise set forth in these bylaws, every reference in these bylaws to a majority or other proportion of the entire capital stock of the Corporation necessary to take a particular action, refers to a majority or other proportion of the votes entitled to be cast with respect to a particular matter or action by all holders of the issued and outstanding capital stock of the Corporation that are entitled to vote on such matter or action.

Section 2.2    Annual Meetings.    Annual meetings of stockholders shall be held in each year on such date (which date, other than for the 2016 annual meeting, shall be no later than 13 months after the date of the last annual meeting of stockholders) and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which stockholders shall elect directors in accordance with Section 3.4 hereof, and transact such other business as may properly be brought before the meeting in accordance with Section 2.8 hereof.

Section 2.3    Special Meetings.

  (a)    Special meetings of the stockholders, unless otherwise prescribed by statute or by the Corporation's Amended and Restated Certificate of Incorporation (as amended from time to time, the "Certificate of Incorporation"), may be called by the secretary upon the written request of the chairman of the Board or chief executive officer at any time and shall be called by the secretary upon the request in writing of not less than a majority of the Board of Directors, or of stockholders holding, beneficially or of record, not less than thirty-three percent (33%) of the common stock of the Corporation issued and outstanding and entitled to vote as of the record date (the "Requisite Percentage") referred to in this Section 2.3, subject to the following: In order for a special meeting requested by one or more stockholders (a "Stockholder Requested Special Meeting") to be called by the secretary, one or more written requests for a special meeting (each a "Special Meeting Request," and collectively, the "Special Meeting Requests") stating the purpose of the special meeting and the matters proposed to be acted upon thereat must be signed and dated by the Requisite Percentage of holders of common stock of the Corporation (or their duly authorized agents), must be delivered to the secretary at the principal executive offices of the Corporation and must set forth: (i) in the case of any director nominations proposed to be presented at such Stockholder Requested Special Meeting, the information required by Section 3.3(d); (ii) in the case of any matter (other than a director nomination) proposed to be conducted at such Stockholder Requested Special Meeting, the information required by Section 2.8(b); and (iii) an agreement by the requesting stockholder(s) to notify the secretary immediately in the case of any disposition prior to the record date for the Stockholder Requested Special Meeting of shares of Voting Stock owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such Special Meeting Request to the extent of such disposition such that the number of shares disposed of shall not be included in determining whether the Requisite Percentage has been reached (except that for purposes of this Section 2.3, the term "Stockholder Requested Special Meeting" will be substituted for the term "annual meeting" in all places where it appears in Section 2.8(b)).

  (b)   In determining whether a special meeting of stockholders has been requested by the holders of shares representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the secretary will be considered together only if each such Special Meeting Request (A) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board), and (B) has been dated and delivered to the secretary within 60 days of the earliest dated of such Special Meeting Requests. Any requesting stockholder may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the secretary at the principal executive offices of the Corporation; provided, however, that if following such revocation (or any deemed revocation pursuant to Section 2.3(a)(iii) above), the unrevoked valid Special Meeting Requests represent in the aggregate less than the Requisite Percentage there shall be no requirement to hold a special meeting. The first date on which unrevoked valid Special Meeting Requests constituting not less than the Requisite Percentage shall have been delivered to the secretary is referred to herein as the "Request Receipt Date."

  (c)    A Special Meeting Request shall not be valid: (i) if the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; and (ii) an identical or substantially similar item as determined in good faith by the Board is included in the Corporation's notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within 75 days after the Request Receipt Date.

  (d)   The Corporation will provide the requesting stockholder(s) with notice of the record date(s) for the determination of stockholders (i) entitled to submit a Special Meeting Request and (ii) entitled to vote at the Stockholder Requested Special Meeting.

  (e)    A Stockholder Requested Special Meeting shall be held at such date and time as may be fixed by the Board; provided, however, that the Stockholder Requested Special Meeting shall be called for a date not less than 75 calendar days after the Request Receipt Date.

  (f)    No requesting stockholder will be entitled to have any matter proposed to be presented at a Stockholder Requested Meeting in any proxy statement or form of proxy that the Corporation may use in connection therewith solely as a result of such stockholder's compliance with the foregoing provisions of this Section 2.3.

  (g)   Business transacted at any Stockholder Requested Special Meeting shall be limited to (i) the purpose(s) stated in the valid Special Meeting Request(s) received from the Requisite Percentage of stockholders; and (ii) any additional matters that the Board determines to include in the Corporation's notice of the meeting. If none of the stockholders (owning beneficially or of record) who submitted the Special Meeting Request appears in person or by proxy to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been solicited, obtained or delivered.

Section 2.4    Notice of Meetings.    Notice of any annual or special meeting of the stockholders, stating the place (if any), date and hour of the meeting, as well as the record date for determining stockholders entitled to vote at the meeting (if such record date is different from the record date for determining stockholders entitled to notice of the meeting), and the means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given to each stockholder entitled to notice of such meeting not less than ten nor more than sixty days before the date of such meeting. Notice of special meetings of stockholders shall also include the purpose or purposes for which the meeting is called.

Section 2.5    Quorum.    The holders of shares representing a majority of votes that may be cast by the entire capital stock of the Corporation issued and outstanding and entitled to vote thereat with respect to a particular matter, present in person or represented by proxy, shall constitute a quorum at all meetings with respect to each matter to be voted upon at a meeting of the stockholders for the transaction of business except as otherwise provided by the Delaware General Corporation Law (the "DGCL") or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

Section 2.6    Voting.    When a quorum is present at any meeting of stockholders, the affirmative vote of a majority of the votes properly cast on the matter (excluding any abstentions or broker non-votes) will be the act of the stockholders with respect to all matters other than the election of directors which will be elected in accordance with Section 3.4, or as otherwise provided in these bylaws, the Certificate of Incorporation, a Preferred Stock Designation, or by the DGCL.

Section 2.7    Conduct of Meetings.    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules or regulations for the conduct of meetings of stockholders as it shall deem appropriate; provided that such rules or regulations shall be consistent with the Certificate of Incorporation and these bylaws. Unless otherwise specified in such rules or regulations, the chairman of the Board shall serve as the chair of any meeting of stockholders. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting, to stockholders (owning beneficially or of record) of the Corporation, their duly authorized and constituted proxies or such other persons as the chair shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants and (vi) the adjournment of the meeting by the chair. Unless, and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

Section 2.8    Submission of Business for Consideration at Meetings of Stockholders.

  (a)    At an annual meeting of stockholders, only such business (other than the nomination of candidates for election as directors of the Corporation, which is governed by Section 3.3 hereof) will be conducted or considered as is properly brought before the annual meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the annual meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.4 hereof, (ii) otherwise properly brought before the annual meeting by the presiding officer or by or at the direction of a majority of the entire Board, or (iii) otherwise properly requested to be brought before the annual meeting by a stockholder of the Corporation in accordance with this Section 2.8. For purposes of these bylaws, "entire Board" refers to the total number of directors that the Corporation would have if there were no vacancies.

  (b)   For business to be properly requested by a stockholder to be brought before an annual meeting, (i) the stockholder must be the holder, beneficially or of record, of shares, (ii) the stockholder must be entitled to vote at such meeting (either directly or through a proxy or beneficial interest), and (iii) the stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation. Except as otherwise provided by law, to be timely, a stockholder's notice must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not less than 75 calendar days prior to the anniversary of the preceding year's annual meeting of stockholders; provided, however, that if there was no annual meeting in the preceding year or the date of the annual meeting is advanced more than 30 calendar days prior to, or delayed by more than 30 calendar days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 45th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. To be in proper written form, a stockholder's notice to the secretary of the Corporation must set forth (A) as to each matter the stockholder proposes to bring before the annual meeting: (1) a description in reasonable detail of the business desired to be brought before the annual meeting; and (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if the business includes a proposal to amend these bylaws or the Certificate of Incorporation, the language of the proposed amendment); and (B) as to each stockholder giving the notice and any Stockholder Associate (as defined below): (1) the name and address of the stockholder and the name and address of any Stockholder Associate; (2) a representation that at least one of these persons is a holder of record or beneficially of securities of the Corporation entitled to vote at the meeting and intends to remain so through the date of the meeting and to appear in person or by proxy at the meeting to present the business stated in the stockholder's notice; (3) the class, series and number of any securities of the Corporation that are owned of record or beneficially by any of these persons as of the date of the stockholder's notice; (4) a description of any material interests of any of these persons in the business proposed and of all agreements, arrangements and understandings between these persons and any other person (including their names) in connection with the proposal of the business by the stockholder; (5) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which any of these persons has a right to vote any shares of any securities of the Corporation; (6) a description of any derivative positions related to any class or series of securities of the Corporation owned of record or beneficially by the stockholder or any Stockholder Associate; (7) a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss to, or manage risk of stock price changes for, or to increase the voting power of, the stockholder or any Stockholder Associate with respect to any securities of the Corporation; and (8) a representation that after the date of the stockholder's notice and until the date of the annual meeting, each of these persons will provide written notice to the secretary of the Corporation as soon as practicable following a change in the number of securities of the Corporation held as described in response to subclause (3) above that equals 1% or more of the then-outstanding shares of the Corporation, and/or entry, termination, amendment or modification of the agreements, arrangements or understandings described in response to subclause (6) above that results in a change that equals 1% or more of the then-outstanding shares of the Corporation or in the economic interests underlying those agreements, arrangements or understandings; and (C) a representation as to whether the stockholder giving notice and any Stockholder Associate intends, or intends to be part of a group that intends: (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal; and/or (2) otherwise to solicit proxies from stockholders in support of the proposal.

  For purposes of this Section 2.8 and Section 3.3 hereof, (x) "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters, Bloomberg or comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") or furnished by the Corporation to its stockholders and (y) "Stockholder Associate" of any stockholder means (1) any person controlling, directly or indirectly, or acting in concert with, the stockholder; and (2) any beneficial owner of securities of the Corporation owned of record or beneficially by the stockholder. Notwithstanding the foregoing provisions of this Section 2.8, in order to include information with respect to a stockholder proposal in the Corporation's proxy statement and form of proxy for a meeting of stockholders, a stockholder must provide notice as required by, and otherwise comply with, all of the applicable requirements of Rule 14a-8 under the Exchange Act (or any comparable successor rule or regulation).

  Nothing in this Section 2.8 will be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any comparable successor rule or regulation).

  (c)    At a special meeting of stockholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting (subject to Section 2.3(g) in the case of a Stockholder Requested Special Meeting), business must be (i) specified in the notice of the meeting (or any supplement thereto) given in accordance with these bylaws or (ii) otherwise properly brought before the meeting in accordance with these bylaws, by the presiding officer of the meeting or by or at the direction of a majority of the entire Board.

  (d)   The determination of whether any business sought to be brought before any annual or special meeting of stockholders is properly brought before such meeting in accordance with this Section 2.8 will be made by the presiding officer of such meeting.

Section 2.9    Action Without a Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, if stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent in writing or by electronic transmission, provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting by less than unanimous written consent.

ARTICLE III
DIRECTORS

Section 3.1    Number and Qualification.    The Board of Directors shall consist of at least ~~three~~one member~~s~~, shall initially consist of seven members, and may be fixed from time to time for any period on or after the 2017 annual meeting of stockholders by (i) resolution of the Board of Directors at no more than nine members or (ii) stockholders holding a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors need not be stockholders.

Section 3.2    Election and Term.    Directors shall be elected for terms as set forth in the Certificate of Incorporation and in the manner provided in Section 3.4 hereof at the annual meeting of the stockholders.

Section 3.3    Nominations.

  (a)    Only persons who are nominated in accordance with the provisions of this Section 3.3 will be eligible for election as directors at a meeting of stockholders.

  (b)   Nominations of persons for election as directors may be made only at a meeting of stockholders (i) by or at the direction of the Board of Directors or a committee thereof or (ii) by any stockholder, beneficially or of record, at the time of giving the notice provided for in this Section 3.3, who is entitled to vote for the election of directors at such annual meeting, and who makes the nomination pursuant to timely notice in proper written form to the secretary of the Corporation in compliance with the procedures set forth in this Section 3.3.

  (c)    Except as otherwise provided by law, to be timely, a stockholder's notice with respect to nominations of persons for election as directors of the Corporation must be delivered to or mailed and received by the secretary of the Corporation at the principal executive offices of the Corporation not less than 75 days prior to the anniversary of the date for the preceding year's annual meeting of stockholders; provided, however, that if there was no annual meeting in the preceding year or the date of the annual meeting is advanced more than 30 calendar days prior to, or delayed by more than 30 calendar days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 45th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

  (d)   To be in proper written form, a stockholder's notice pursuant to this Section 3.3 must set forth or include:

       (i)  as to each person who is not an incumbent director of the Corporation whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residence address of such person; (B) the principal occupation or employment of such person; (C) the class, series and number of securities of the Corporation that are owned of record or beneficially by such person; (D) the date or dates the securities were acquired; (E) any other information relating to such person that is required to be disclosed in solicitation for proxies or election of directors pursuant to Regulation 14A under the Exchange Act (or any comparable successor rule or regulation); and (F) a representation that such person meets the qualifications to serve as a director of the Corporation.

      (ii)  as to the stockholder giving the notice and any Stockholder Associate, (A) the name and address of the stockholder and the name and address of any Stockholder Associate; (B) a representation that at least one of these persons is a holder of record or beneficially of securities of the Corporation entitled to vote at the meeting and intends to remain so through the date of the meeting and to appear in person or by proxy at the meeting to nominate the person or persons specified in the stockholder's notice; (C) the class, series and number of securities of the Corporation that are owned of record or beneficially by each of these persons as of the date of the stockholder's notice; (D) a description of any material relationships, including legal, financial and/or compensatory, between the stockholder giving the notice and any Stockholder Associate, on one hand, and the proposed nominee(s), on the other hand; (E) a description of any derivative positions related to any class or series of securities of the Corporation owned of record or beneficially by the stockholder or any Stockholder Associate; (F) a description of whether and the extent to which any hedging, swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of securities) has been made, the effect or intent of which is to mitigate loss to, or manage risk of stock price changes for, or to increase the voting power of, the stockholder or any Stockholder Associate with respect to any securities of the Corporation; and (G) a representation that after the date of the stockholder's notice and until the date of the annual meeting each of these persons will provide written notice to the secretary of the Corporation as soon as practicable following a change in the number of securities of the Corporation held as described in response to subclause (C) above that equals 1% or more of the then-outstanding shares of the Corporation, and/or entry, termination, amendment or modification of the agreements, arrangements or understanding described in response to subclause (F) above that results in a change that equals 1% or more of the then-outstanding shares of the Corporation or in the economic interests underlying these agreements, arrangements or understanding;

     (iii)  a representation as to whether the stockholder giving notice and any Stockholder Associate intends, or intends to be part of a group that intends: (A) to deliver a proxy statement and/or form of proxy to stockholders; and/or (B) otherwise to solicit proxies from stockholders in support of the proposed nominee;

     (iv)  the director questionnaire (which is available from the secretary of the Corporation upon request) that is distributed to all directors of the Corporation; and

      (v)  a written consent of each proposed nominee to serve as a director of the Corporation, if elected.

  (e)    The determination of whether any nomination sought to be brought before any annual meeting of the stockholders is properly brought before such meeting in accordance with this Section 3.3 will be made by the presiding officer of such meeting.

Section 3.4    Majority Voting in Director Elections.    Each director to be elected by stockholders shall be elected as such by the vote of the majority of the votes cast by stockholders for that director at a meeting for the election of directors at which a quorum is present, except that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting. For purposes of this Section 3.4, a "majority of votes cast" shall mean that the number of shares voted "for" a director's election exceeds the number of votes cast "against" that director's election.

Section 3.5    Vacancies.    In the case of any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, the vacancy may be filled by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director or by stockholders acting by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class. Any director appointed to fill a vacancy shall be appointed until the next succeeding annual meeting of stockholders (or for the remainder of the term for the applicable class of directors for so long as the Board is divided into classes) and thereafter until such director's successor is elected and qualified or such director earlier resigns or is removed.

Section 3.6    Removal.    Subject to the rights of holders of preferred stock (if any) with respect to any directors elected by the holders of such preferred stock, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause (except that so long as the Board of Directors is divided into classes, directors may be removed only for cause), by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 3.7    General Powers.    The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders. The Board of Directors may adopt such special rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as the Board of Directors may deem proper, not inconsistent with law or these bylaws.

Section 3.8    Regular Meetings.    Regular meetings of the Board of Directors may be held without notice at such time, on such date and at such place (if any), within or without the State of Delaware, as shall from time to time be determined by the Board of Directors.

Section 3.9    Special Meetings.    Special meetings of the Board of Directors may be called by the chairman of the Board, the chief executive officer, or by the secretary upon the written request of two directors. Notice of the place (if any), date and time of each such special meeting shall be given to each director on one day's notice to each director, either personally, by mail, by telegram or by electronic transmission.

Section 3.10    Quorum.    At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the DGCL or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

Section 3.11    Action Without Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings, or, if the consent action is taken by electronic transmission, paper reproductions of such electronic transmission or transmissions, are filed with the minutes or proceedings of the Board or committee.

Section 3.12    Participation in Meetings by Remote Communication.    Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting in accordance with Section 8.6.

Section 3.13    Committees.    There shall be such committees of the Board of Directors as the Board of Directors may, by resolution passed by a majority of the whole Board, designate. Each committee shall consist of one or more directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. Any such committee shall have such power and authority as may be conferred by a resolution of the board of directors; provided, however, that no such committee shall have the power and authority of the board of directors with respect to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, amending the bylaws of the Corporation, or declaring a dividend or authorizing the issuance of stock (other than in connection with a stock option or other management equity incentive plan, which plan has been approved by the Corporation's board of directors). Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

Section 3.14    Committee Meetings, Procedures and Minutes.    Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

ARTICLE IV
NOTICES

Section 4.1    Notice.    Whenever, under the provisions of the DGCL or of the Certificate of Incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail addressed to such director or stockholder at his address as it appears on the records of the Corporation with postage thereon prepaid and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors and stockholders may also be given by facsimile, by telephone or by a form of electronic transmission consented to by the director or stockholder to whom the notice is given.

Section 4.2    Waiver.    Whenever any notice is required to be given under the provisions of the DGCL or of the Certificate of Incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to the notice, in each case, whether before or after the time of the event for which the notice is given, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V
OFFICERS

Section 5.1    Generally.    The officer positions in the Corporation shall consist of such as may from time to time be designated by the Board of Directors and the officers to fill same shall be chosen by the Board of Directors. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these bylaws otherwise provide.

Section 5.2    Compensation.    The compensation of all officers and agents of the Corporation that are also directors of the Corporation shall be fixed by the Board of Directors. The Board of Directors may delegate the power to fix the compensation of all other officers and agents of the Corporation to an officer of the Corporation.

Section 5.3    Succession.    The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 5.4    Authority and Duties.    The officers of the Corporation shall have such authority and shall perform such duties as are customarily incident to their respective offices, or as may be specified from time to time by the Board of Directors in a resolution which is not inconsistent with these bylaws, regardless of whether such authority and duties are customarily incident to such office.

ARTICLE VI
CAPITAL STOCK

Section 6.1    Certificates.    The shares of capital stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, to the extent required by the DGCL, every holder of shares of stock in the Corporation represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate or certificates, signed by or in the name of the Corporation by the president or a vice-president and the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. Any or all of the signatures on the certificates may be facsimiles.

Section 6.2    Transfer.

  (a)    Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books or, if such shares may be represented in uncertificated form pursuant to a resolution adopted by the Board of Directors, record such transaction upon its books as an issuance of uncertificated shares to the person entitled thereto, unless such person requests a certificate or certificates, in which case such person shall be entitled to have a certificate or certificates in accordance with Section 6.1.

  (b)   Transfers of shares of stock represented by certificates shall be made upon the books of the Corporation only by the record holder of such stock, in person or by duly authorized attorney, upon the surrender of the certificate or certificates for the same number of shares, properly endorsed. Transfers of uncertificated shares of stock shall be made on the books of the Corporation upon receipt of proper transfer instructions from the registered owner of the uncertificated shares, an instruction from an approved source duly authorized by such owner or from an attorney lawfully constituted in writing. The Corporation is entitled for all purposes to treat the record holder as the owner of such stock, notwithstanding any knowledge of the Corporation to the contrary. The Board of Directors shall have the power to make all such rules and regulations, not inconsistent with the Certificate of Incorporation, these bylaws and the DGCL, as the Board of Directors may deem appropriate concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board of Directors may appoint one or more transfer agents or registrars of transfers or both, and may require all stock certificates to bear the signature of either or both.

ARTICLE VII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 7.1    Right to Indemnification.    Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the DGCL, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Persons who are not directors or officers of the Corporation and are not so serving at the request of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The indemnification conferred in this Section 7.1 shall also include the right to advancement by the Corporation of any and all expenses (including attorneys' fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that the advancement of expenses (including attorneys' fees) incurred by a person in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such person to repay all amounts so paid in advance if it shall ultimately be determined that such person is not entitled to be so indemnified under this Section 7.1.

Section 7.2    Non-Exclusivity of Rights.    The rights to indemnification and advance payment of expenses provided by Section 7.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

Section 7.3    Nature of Rights.    The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Section 7.1 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

Section 7.4    Insurance.    The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person's status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

ARTICLE VIII
GENERAL PROVISIONS

Section 8.1    Dividends.    Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 8.2    Reserves.    Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 8.3    Checks.    All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 8.4    Fiscal Year.    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8.5    Corporate Seal.    The Board of Directors may adopt a corporate seal and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 8.6    Meeting Attendance via Remote Communication Equipment.

  (a)    Stockholder Meetings.  If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

       (i)  participate in a meeting of stockholders; and

      (ii)  be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

  (b)    Board Meetings.  Unless otherwise restricted by applicable law, the Certificate of Incorporation or these bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 8.7    Beneficial Ownership.    Notwithstanding anything to the contrary in the Certificate of Incorporation or these bylaws to the extent permitted by law, any action required or permitted to be taken by the stockholders of the Company may be taken by any stockholder of record or by any beneficial owner of any Voting Stock for any period of time that has verified its holdings in accordance with any method prescribed by Rule 14a-8(b)(2) under the Exchange Act (without giving effect to any minimum threshold or duration of ownership limitation therein). For the purposes of these bylaws, "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of Directors.

ARTICLE IX
AMENDMENTS

These bylaws may be altered, amended or repealed or new bylaws may be adopted by the Board of Directors (other than Sections (other than Sections 2.2 (Annual Meetings), 2.3 (Special Meetings), 2.5 (Quorum), 2.6 (Voting), 2.8 (Submission of Business for Consideration at Meetings of Stockholders), 2.9 (Action Without a Meeting), 3.1 (Number and Qualification), 3.2 (Election and Term), 3.3 (Nominations), 3.4 (Majority Voting in Director Elections); 3.5 (Vacancies); 3.6 (Removal), 8.7 (Beneficial Ownership) and this Article IX of these bylaws (as such provisions are designated in the Bylaws in effect as of June 26, 2015) unless otherwise provided in any such provision, or any provision to the extent adopted, altered, amended or repealed pursuant to an action taken by stockholders, any successor provision to such provisions or any other alteration or amendment inconsistent with such sections) or by stockholders provided that any amendment proposed to be acted upon is approved by the affirmative vote of the holders of at least a majority of the common stock issued and outstanding and entitled to vote.

Effective as of ~~June 26, 2015~~August 20, 2019.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/19/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. NII HOLDINGS, INC. 12110 SUNSET HILLS ROAD SUITE 600 RESTON, VA 20190 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/19/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For 0 0 0 0 0 0 0 Against 0 0 0 0 0 0 0 Abstain 0 0 0 0 0 0 0 1A Kevin L. Beebe The Board of Directors recommends you vote FOR proposals 2. 3. 4. and 5. For 0 0 0 Against 0 0 0 Abstain 0 0 0 1B James V. Continenza 2. Advisory Vote to approve Executive Compensation. 1C Howard S. Hoffmann 3. Amendment of the Company's 2015 Incentive Compensation Plan to increase the authorized shares available for issuance. 1D Ricardo Knoepfelmacher 4. Amendment of the Company's Restated Certificate of Incorporation and Restated Bylaws to reduce the minimum number of directors of the Company from three to one. 1E Christopher T. Rogers 0 0 0 1F Robert A. Schriesheim 5. Ratification of KPMG LLP as our Independent Registered Public Accounting Firm for fiscal year 2019. 1G Steven M. Shindler NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000426350_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com NII HOLDINGS, INC. Annual Meeting of Stockholders August 20, 2019 2:00 p.m. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoints Shana C. Smith and Daniel E. Freiman, or either of them, as proxies, each with the power to appoint (his/ her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NII HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m., EDT on August 20, 2019, at the Hyatt Regency Reston, 1800 Presidents Street, Reston, VA 20190, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000426350_2 R1.0.1.18